                                                                   Exhibit 10.74

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                             SFHI, LLC, as Grantor
                                  (Borrower)

                                      to

                       Russell R. Reno, Jr., as trustee
                                   (Trustee)

                              for the benefit of


   LEHMAN BROTHERS HOLDINGS INC., D/B/A LEHMAN CAPITAL, A DIVISION OF LEHMAN
                    BROTHERS HOLDINGS INC., as beneficiary
                                   (Lender)

                        ------------------------------

                     DEED OF TRUST AND SECURITY AGREEMENT

                        ------------------------------


                       Dated:    February 28, 2001
                       Location: Gaithersburg, Maryland

                       Section:  _________
                       Block:    _________
                       Lot:      _________
                       County:   Montgomery

UPON RECORDATION RETURN TO:
  Stroock & Stroock & Lavan LLP
  180 Maiden Lane
  New York, New York 10038-4982
  Attention: Oumar Diop

The undersigned, an attorney admitted to practice before the Court of Appeals (State of Maryland), hereby certifies that the within instrument was prepared by me or under my supervision.

By:_____________________________'
     Russell R. Reno, Jr., Esq.
     Trustee

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------


1 - Grants of Security

  1.1   Property Granted
  1.2   Assignment of Rents
  1.3   Security Agreement
  1.4   Pledge of Monies Held

2 - Debt and Obligations Secured

  2.1   Debt and Obligations Secured

3 - Borrower Covenants

  3.1   Payment of Debt
  3.2   Insurance
  3.3   Payment of Taxes, etc.
  3.4   Reserves
  3.5   Condemnation
  3.6   Leases and Rents
  3.7   Maintenance of Property
  3.8   Waste
  3.9   Compliance with Laws
  3.10  Books and Records
  3.11  Payment for Labor and Materials
  3.12  Management
  3.13  Performance of Other Agreements
  3.14  Change of Name, Identity or Structure
  3.15  Existence

4 - Special Covenants

  4.1   Single Purpose Entity
  4.2   Restoration

5 - Representations and Warranties

  5.1   Warranty of Title
  5.2   Authority
  5.3   Legal Status and Authority
  5.4   Validity of Documents
  5.5   Litigation
  5.6   Status of Property
  5.7   No Foreign Person
  5.8   Separate Tax Lot
  5.9   Erisa Compliance
  5.10  Leases
  5.11  Financial Condition
  5.12  Business Purposes
  5.13  Taxes
  5.14  Mailing Address
  5.15  No Change in Facts or Circumstances
  5.16  Disclosure
  5.17  Third Party Representations
  5.18  Illegal Activity

6 - Obligations and Reliances

  6.1   Relationship of Borrower and Lender
  6.2   No Lender Obligations

7 - Further Assurances

  7.1   Recording of Security Instrument, etc.
  7.2   Further Acts, etc.
  7.3   Changes in Tax, Debt, Credit and Documentary Stamp Laws
  7.4   Estoppel Certificates
  7.5   Replacement Documents

8 - Due on Sale/Encumbrance

  8.1   Lender Reliance
  8.2   No Sale/Encumbrance
  8.3   Sale/Encumbrance Defined
  8.4   Lender's Rights

9 - Default

  9.1   Events of Default

10 - Rights and Remedies

  10.1  Remedies
  10.2  Application of Proceeds
  10.3  Right to Cure Defaults
  10.4  Actions and Proceedings
  10.5  Recovery of Sums Required to be Paid
  10.6  Examination of Books and Records
  10.7  Other Rights, etc.
  10.8  Right to Release any Portion of the Property
  10.9  Violation of Law
  10.10 Recourse and Choice of Remedies
  10.11 Right of Entry
  10.12 Default Interest and Late Charges

11 - Indemnification

  11.1  General Indemnification
  11.2  Mortgage and/or Intangible Tax
  11.3  Erisa Indemnification
  11.4  Duty to Defend; Attorneys' Fees and Other Fees and Expenses

12 - Waivers

  12.1  Waiver of Counterclaim
  12.2  Marshalling and Other Matters
  12.3  Waiver of Notice
  12.4  Sole Discretion of Lender
  12.5  Survival
  12.6  Waiver of Trial by Jury

13 - Exculpation

  13.1  Exculpation
  13.2  Reservation of Certain Rights
  13.3  Exceptions to Exculpation
  13.4  Recourse

  13.5  Bankruptcy Claims

14 - Notices

  14.1  Notices

15 - Applicable Law

  15.1  Choice of Law
  15.2  Usury Laws
  15.3  Provisions Subject to Applicable Law

16 - Secondary Market

  16.1  Transfer of Loan

17 - Costs

  17.1  Performance at Borrower's Expense
  17.2  Attorney's Fees for Enforcement

18 - Definitions

  18.1  General Definitions

19 - Miscellaneous Provisions

  19.1  No Oral Change
  19.2  Liability
  19.3  Inapplicable Provisions
  19.4  Headings, etc.
  19.5  Duplicate Originals; Counterparts
  19.6  Number and Gender
  19.7  Subrogation
  19.8  Entire Agreement

20 - State Specific Provisions

          THIS DEED OF TRUST AND SECURITY AGREEMENT (this "Security Instrument") is made as of the ____ day of February, 2001, by SFHI, LLC, a Delaware limited liability company, having its principal place of business at 4336 Losee Road, #9, North Las Vegas, Nevada 89030, as trustor ("Borrower") to RUSSELL R. RENO, JR., having an office at 1800 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201-2978, as trustee ("Trustee") for the benefit of LEHMAN BROTHERS HOLDINGS INC., D/B/A LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, having an address at Three World Financial Center, 200 Vesey Street, New York, New York 10285, as beneficiary ("Lender").

                                   RECITALS:

          Borrower by its promissory note of even date herewith given to Lender is indebted to Lender in the principal sum of FIFTY-FIVE MILLION FOUR HUNDRED THIRTY FOUR THOUSAND SIX AND 00/100 ($55,434,006.00) DOLLARS in lawful money of the United States of America (the note together with all extensions, renewals, modifications, substitutions and amendments thereof shall collectively be referred to as the "Note"), with interest from the date thereof at the rates set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note.

          Borrower desires to secure the payment and performance of the Obligations (as defined in Section 2.1 hereof).

                            1 - GRANTS OF SECURITY

          1.1   PROPERTY GRANTED. Borrower, for and in consideration of the sum
               -----------------
of Ten ($10.00) Dollars and other valuable consideration in hand paid, the receipt of which hereby is acknowledged, and the further consideration, uses, purposes and trusts herein set forth and declared, has granted, bargained, transferred, assigned, set-over and conveyed and by these presents does grant, bargain, transfer, assign, set over and convey unto Trustee, and unto his or its successors in the trust hereby created and his or its assigns, forever, all of the Borrower's right, title and interest in and to the following (collectively, the "Property"): (a) the real property described in Exhibit A attached hereto and made a part hereof (the "Land"); (b) all additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument; (c) the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (the "Improvements"); (d) all easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto; (e) all furnishings, machinery, equipment, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature whatsoever owned by Borrower or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Land and the Improvements (collectively, the "Personal Property"), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the "Uniform Commercial Code"), superior in lien to the lien of this Security Instrument and all proceeds and products of the above; (f) all leases and other agreements heretofore or hereafter entered into affecting the use, enjoyment or occupancy of the Land and the Improvements including, without limitation, that certain lease (the "Net Lease") dated as of January 29, 1999, between REII -- Gaithersburg, Maryland, L.L.C. as landlord, and GE Information Services, Inc. as tenant (the "Net Lease Tenant"), whether before or after the filing by or against Borrower of any petition for relief under 11 U.S.C. (S) 101 et seq., as the same may be amended from time to time (the "Bankruptcy Code") (the "Leases") and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues (including, but not limited to, any payment made by or on behalf of any tenant under the Leases in connection with the termination of any Lease), issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt (as hereinafter defined); (g) any and all lease guaranties (including, without limitation, that certain Guaranty of General Electric Company (the "Net Lease Guarantor") dated as of January 29, 1999 with respect to the Net Lease (the "Net Lease Guaranty"), letters of credit and any other credit support (individually, a "Lease Guaranty" and collectively, the "Lease Guaranties") given by any guarantor in connection with any of the Leases (individually, a "Lease Guarantor" and collectively, the "Lease Guarantors"); (h) all rights, powers, privileges, options and other benefits of Borrower as lessor under the Leases and beneficiary under the Lease Guaranties including without limitation the immediate and continuing right to make claim for, receive, collect and receipt for all Rents payable or receivable under the Leases and all sums payable under the Lease Guaranties or pursuant thereto (and to apply the same to the payment of the Debt (as hereinafter defined)), and to do all other things which Borrower or any lessor is or may become entitled to do under the Leases or the Lease Guaranties; (i) all awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property; (j) all proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property; (k) all of Borrower's claims and rights to the payment of damages arising from any rejection by a lessee of any lease or cancellation by a Lease Guarantor of its Lease Guaranty under the Bankruptcy Code; (l) all refunds, rebates or credits in connection with a reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction; (m) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims; (n) the right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property; (o) all agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder; (p) all tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property; and (q) any and all other rights of Borrower in and to the items set forth in Subsections (a) through (p) above.

                              CONDITIONS TO GRANT

          TO HAVE AND TO HOLD the above granted and described Property unto Trustee, as trustee for the benefit of Lender, to its successors in the trust created by this Security Instrument and to its or their respective assigns, forever, in trust, upon the terms and conditions set forth herein;

          IN TRUST, WITH THE POWER OF SALE, to secure payment to Lender of the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument;

          PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note and this Security Instrument, shall well and truly perform the Other Obligations (as defined in Section 2.1 hereof) as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, these presents and the estate hereby granted shall cease, terminate and be void.

          1.2  ASSIGNMENT OF RENTS. (a) Borrower hereby absolutely and
               -------------------
unconditionally assigns to Lender Borrower's right, title and interest in and to all current and future Leases and Rents thereunder; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only.

          (b) Without limitation to Section 1.2(a), Borrower hereby absolutely and unconditionally assigns to Lender (i) Borrower's right, title and interest in and Borrower's right pursuant to the Net Lease to accept or reject any offers to purchase the Property and receive the purchase proceeds of any such sale, and
(ii) Borrower's right, title and interest in and Borrower's right to accept or reject any offers to terminate the Net Lease or to receive any termination payments payable with respect to the Net Lease (if any), for which purposes Borrower hereby irrevocably makes, constitutes and appoints Lender its attorney-in-fact with full power to appoint substitutes or a trustee to accomplish such purpose (which power of attorney for so long as any part of Debt (as hereinafter defined) is outstanding, shall be deemed to be coupled with an interest, shall survive the voluntary or involuntary dissolution of Borrower and shall not be affected by any disability or incapacity suffered by Borrower subsequent to the date hereof). Borrower hereby acknowledges and agrees that any and all such payments shall be paid directly to Lender, and Lender may apply any such sums to the payment of the Debt (including, but not limited to, any prepayment consideration payable under the Note as a result of such payment) in such order of priority as Lender shall in its sole discretion determine. In connection with the purchase of the Property by the tenant under the Net Lease pursuant to an offer made by the tenant under the Net Lease pursuant to Article 17 of the Net Lease which offer has not been rejected by Lender, Lender shall release the lien of this Security Instrument and the other Loan Documents, provided no Event of Default (as hereinafter defined) exists and Lender has received an amount sufficient to pay the outstanding principal balance under the Note together with all accrued interest thereon and all interest which would have accrued on the principal balance of the Note to and including the last day of the then existing Accrual Period (as defined in the Note).

          1.3  SECURITY AGREEMENT. This Security Instrument is both a real
               ------------------
property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Instrument, Borrower hereby grants to Lender, as security for the Obligations, a security interest in the Property to the full extent that the Property may be subject to the Uniform Commercial Code.

          1.4  PLEDGE OF MONIES HELD. Borrower hereby pledges to Lender any and
               ---------------------
all monies now or hereafter held by Lender, including, without limitation, any sums deposited in the Escrow Fund (as defined in Section 3.4), the Deferred Maintenance Deposit (as defined on Exhibit B attached hereto and made a part hereof), the Reserve (as defined on Exhibit B), Net Proceeds (as defined in
Section 4.2) and condemnation awards or payments described in Section 3.5 (collectively, "Deposits"), as additional security for the Obligations until expended or applied as provided in this Security Instrument.

                       2 - DEBT AND OBLIGATIONS SECURED

          2.1  DEBT AND OBLIGATIONS SECURED. This Security Instrument and the
               ----------------------------
grants, assignments and transfers made in Article 1 are given for the purpose of securing the payment of the Debt and the performance of the Other Obligations, in such order of priority as Lender may determine in its sole discretion. For purposes hereof, the term "Debt" shall mean the aggregate of the indebtedness evidenced by the Note in lawful money of the United States of America, interest, default interest, late charges, prepayment premiums and other sums, as provided in the Note, this Security Instrument or the other Loan Documents (defined below), all other moneys agreed or provided to be paid by Borrower in the Note, this Security Instrument or the other Loan Documents and all sums advanced pursuant to this Security Instrument to protect and preserve the Property and the lien and the security interest created hereby. For purposes hereof, the term "Other Obligations" shall mean the obligations of Borrower (other than the obligation to repay the Debt) contained in this Security Instrument, the Note and the other Loan Documents (as hereinafter defined). For purposes hereof, the term "Loan Documents" shall mean the Note, this Security Instrument and any other documents or instruments which now or shall hereafter wholly or partially secure or guarantee payment of the Note or which have otherwise been executed or are hereafter executed by Borrower and/or any other person or entity in connection with the loan (the "Loan") evidenced by the Note and any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part thereof. Borrower's obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively below as the "Obligations." All the covenants, conditions and agreements contained in the Note and the other Loan Documents are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

                             3 - BORROWER COVENANTS

          Borrower covenants and agrees that:

          3.1  PAYMENT OF DEBT.  Borrower will pay the Debt at the time and in
               ---------------
the manner provided in the Note, this Security Instrument and the other Loan Documents.

          3.2  INSURANCE.
               ---------

          (a) Borrower shall obtain and maintain, or cause to be maintained, insurance for Borrower and the Property providing at least the coverages set forth herein:

          (i) comprehensive all risk insurance on the Improvements and the Personal Property, in each case (A) in an amount equal to 100% of the "Full Replacement Cost," which for purposes of this Security Instrument shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation; (B) containing either an agreed amount endorsement or a waiver of all co-insurance provisions; (C) providing for a deductible of not greater than $10,000; and (D) if any of the Improvements or the use of the Property shall at any time constitute a legal non-conforming structure or use, Borrower shall obtain an "Ordinance or Law Coverage" or "Enforcement" endorsement, which shall include sufficient coverage for (1) costs to comply with building and zoning codes and ordinances, (2) demolition costs, and (3) increased costs of construction. If any portion of the Improvements is currently or at any time in the future located in a federally designated "special flood hazard area", Borrower shall obtain flood hazard insurance in such an amount as Lender shall require, but in no event less than the maximum amount of such insurance available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended. In addition, in the event the Property is located in an area with a high degree of seismic activity, Borrower shall obtain earthquake insurance in amounts and in form and substance satisfactory to Lender;

          (ii) commercial general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, such insurance (A) to be on the "occurrence" form with a combined single limit (including "umbrella" coverage in place) of not less than $3,000,000 or, if any of the Improvements contain elevators, $5,000,000; (B) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an "if any" basis; (3) independent contractors; and (4) blanket contractual liability for all written and oral contracts, including this Security Instrument and all other Loan Documents, to the extent the same is available;

          (iii)  intentionally deleted;

          (iv) (A) at all times during which structural construction, material repairs or alterations are being made with respect to the Improvements, owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) during new construction, the insurance provided for in Subsection 3.2(a)(i) written in a so-called builder's risk completed value form on a non-reporting basis;

          (v) if Borrower has employees, workers' compensation, subject to the statutory limits of the state in which the Property is located, and employer's liability insurance with a limit of at least $1,000,000 per accident and per disease per employee, and $1,000,000 aggregate coverage for disease in respect of any work or operations on or about the Property, or in connection with the Property or its operation;

          (vi) if the Property contains HVAC or other equipment not covered by the comprehensive all risk insurance, comprehensive boiler and machinery insurance, in amounts as shall be reasonably required by Lender;

          (vii) any insurance required by Lender with respect to the rights of the tenant under the Net Lease to terminate the Net Lease or abate Rents as a result of any casualty or condemnation affecting the Property;

          (viii) without limitation to the foregoing, any insurance which Borrower is required to provide and maintain pursuant to the terms and conditions of the Net Lease;

          (ix) at all times, maintain in full force and effect residual value insurance acceptable to Lender in all respects; and

          (x) such other insurance and in such amounts as Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the Property or subject to leases similar to the Net Lease located in or around the region in which the Property is located.

          (b) All insurance provided for in Subsection 3.2(a) hereof shall be obtained under valid and enforceable policies (the "Policies" or in the singular, the "Policy"), and shall be subject to the approval of Lender as to insurance companies, amounts, forms, deductibles, loss payees and insureds. The insurance companies must be approved, authorized or licensed to provide insurance in the state in which the Property is located and have a rating of "A" or better for claims paying ability assigned by Moody's Investors Service, Inc. and Standard & Poor's Rating Group or a general policy rating of "A-" or better and a financial class of VIII or better assigned by A.M. Best Company, Inc.
Each such insurer shall be referred to herein as a "Qualified Insurer".

          (c) Borrower shall not obtain (i) any umbrella or blanket liability or casualty Policy unless, in each case, such Policy is approved in advance in writing by Lender and Lender's interest is included therein as provided in this Security Instrument and such Policy is issued by a Qualified Insurer, or (ii) separate insurance concurrent in form or contributing in the event of loss with that required in Subsection 3.2(a) to be furnished by, or which may be reasonably required to be furnished by, Borrower. In the event Borrower obtains separate insurance or an umbrella or a blanket Policy, Borrower shall notify Lender of the same and shall cause certified copies of each Policy to be delivered as required in Subsection 3.2(e). Any blanket insurance Policy shall specifically allocate to the Property the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only the Property in compliance with the provisions of Subsection 3.2(a). For purposes of Subsections 3.2(a) through (c) above (other than 3.2(b)(ix)), Borrower shall be deemed to be in compliance with respect to its obligation to carry any particular Policy under said Subsections to the extent the tenant under the Net Lease is in compliance with the insurance provisions contained in the Net Lease.

          (d) All Policies of insurance provided for or contemplated by Subsection 3.2(a), except for the Policy referenced in Subsection 3.2(a)(v), shall name Lender and Borrower as the insured or additional insured, as their respective interests may appear, and in the case of property damage, boiler and machinery, flood and earthquake insurance, shall contain a so-called New York standard non-contributing mortgagee clause in favor of Lender providing, among other things, that Lender shall receive notification of any termination or cancellation of insurance and that the loss thereunder shall be payable to Lender.

          (e) If not previously delivered to Lender, Borrower shall deliver to Lender no later than thirty (30) days after the date hereof certified copies of the existing Policies providing the insurance coverage required under Section 3.2(a) marked "premium paid" or accompanied by evidence satisfactory to Lender of payment of the premiums due thereunder (the "Insurance Premiums") annually in advance. In addition, no later than thirty (30) days prior to the expiration dates of the Policies which Borrower is now or hereafter required to maintain hereunder, Borrower shall deliver to Lender certified copies of new or renewal Policies (also marked "premium paid" or accompanied by evidence satisfactory to Lender of payment of the Insurance Premiums due thereunder annually in advance), together with certificates of insurance therefor, setting forth, among other things, the amounts of insurance maintained, the risks covered by such insurance and the insurance company or companies which carry such insurance. If requested by Lender, Borrower shall furnish verification of the adequacy of such insurance by an independent insurance broker or appraiser acceptable to Lender. Under no circumstances shall Borrower be permitted to finance the payment of any portion of the Insurance Premiums.

          (f) If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right, without notice to Borrower to take such action as Lender deems necessary to protect its interest in the Property, including, without limitation, the obtaining of such insurance coverage as Lender in its sole discretion deems appropriate, and all expenses incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and until paid shall be secured by this Security Instrument and shall bear interest in accordance with Section 10.3 hereof.

          (g) If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Borrower shall give prompt notice of such damage to Lender and shall, or shall cause the tenant under the Net Lease to, promptly commence and diligently prosecute the completion of the repair and restoration of the Property as nearly as possible to the condition the Property was in immediately prior to such fire or other casualty, with such alterations as may be approved by Lender, or to such other condition as may be permitted under the Net Lease (the "Restoration"), and otherwise in accordance with
Section 4.2 of this Security Instrument, except in instances where Lender has failed or elected not to disburse Net Proceeds to Borrower under such Section
4.2 (provided that such exception shall not apply if the failure to disburse is attributable to Borrower's failure to comply with the conditions set forth in Clauses (A) or (C) of Subsection 4.2(b)(i) or in Subsection 4.2(b)(ii) or any other conditions set forth in Section 4.2 which Borrower has the practical ability to satisfy). Lender may, but shall not be obligated to make proof of loss if not made promptly by Borrower.

          (h) In the event of foreclosure of this Security Instrument, or other transfer of title to the Property in extinguishment in whole or in part of the Debt all right, title and interest of Borrower in and to such policies then in force concerning the Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or Lender or other transferee in the event of such other transfer of title.

          3.3  PAYMENT OF TAXES, ETC.  Borrower shall promptly  pay or cause the
               ---------------------
tenant under the Net Lease to pay all taxes, assessments, water rates, sewer rents, governmental impositions, and other charges, including without limitation vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Taxes"), all ground rents, maintenance charges and similar charges, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Other Charges"), and all charges for utility services provided to the Property prior to the time same become delinquent. Borrower will deliver to Lender, promptly upon Lender's request, evidence satisfactory to Lender that the Taxes, Other Charges and utility service charges have been so paid or are not then delinquent. Borrower shall not suffer and shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Property. Except to the extent sums sufficient to pay all Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument, Borrower shall furnish to Lender paid receipts for the payment of the Taxes and Other Charges prior to the date the same shall become delinquent.

          3.4  RESERVES.  (a) Borrower shall pay to Lender on each date that a
               --------
regularly scheduled payment of principal or interest is due under the Note (i) one-twelfth of an amount which would be sufficient to pay the Taxes payable, or estimated by Lender to be payable, during the next ensuing twelve (12) months and (ii) one-twelfth of an amount which would be sufficient to pay the Insurance Premiums due for the renewal of the coverage afforded by the Policies upon the expiration thereof (the amounts in (i) and (ii) above shall be called the "Escrow Fund"). Borrower agrees to notify Lender immediately of any changes to the amounts, schedules and instructions for payment of any Taxes and Insurance Premiums of which it has obtained knowledge and authorizes Lender or its agent to obtain the bills for Taxes and Other Charges directly from the appropriate taxing authority. The Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note shall be added together and shall be paid as an aggregate sum by Borrower to Lender. Lender will apply the Escrow Fund to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to Sections 3.2 and 3.3 hereof. If the amount of the Escrow Fund shall exceed the amounts due for Taxes and Insurance Premiums pursuant to Sections 3.2 and 3.3 hereof, Lender shall, in its discretion, return any excess to Borrower or credit such excess against future payments to be made to the Escrow Fund.
In allocating
such excess, Lender may deal with the person shown on the records of Lender to be the owner of the Property. If the Escrow Fund is not sufficient to pay the items set forth in (i) and (ii) above, Borrower shall promptly pay to Lender, upon demand, an amount which Lender shall estimate as sufficient to make up the deficiency. The Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Lender. No earnings or interest on the Escrow Fund shall be payable to Borrower. The Escrow Fund is to be held by Lender solely for the protection of Lender and entails no responsibility on Lender's part beyond the allowing of due credit for the sums actually received. Notwithstanding anything to the contrary herein, provided no Event of Default exists, Borrower shall not be required to make payments to the Escrow Fund to the extent, and only to the extent, that the tenant under the Net Lease is responsible for payment of Taxes and Insurance Premiums directly to the relevant taxing authorities and insurers.

          (b) Borrower shall comply with the Reserve Requirements set forth on Exhibit "B" attached hereto and made a part hereof.

          3.5  CONDEMNATION.  Borrower shall promptly give Lender notice of the
               ------------
actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Lender may participate in any such proceedings, and Borrower shall from time to time deliver to Lender all instruments requested by it to permit such participation. Borrower shall, at its expense, diligently prosecute any such proceedings, and shall consult with Lender, its attorneys and experts and the attorneys and experts of the tenant under the Net Lease, and cooperate with them in the carrying on or defense of any such proceedings. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein or in the Note. If the Property or any portion thereof is taken by a condemning authority, Borrower shall promptly commence and diligently prosecute the Restoration of the Property and otherwise comply with the provisions of Section
4.2 of this Security Instrument, except in instances where Lender has failed or elected not to disburse Net Proceeds to Borrower under such Section 4.2 (provided that such exception shall not apply if the failure to disburse is attributable to Borrower's failure to comply with the conditions set forth in Clauses (A) or (C) of Subsection 4.2(b)(i) or in Subsection 4.2(b)(ii) or any other conditions set forth in Section 4.2 which Borrower has the practical ability to satisfy). If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the award or payment, or a portion thereof sufficient to pay the Debt.

          3.6  LEASES AND RENTS  (a)  Borrower shall promptly and fully keep,
               ----------------
observe and perform, or cause to be kept, observed or performed, all of the terms, covenants, provisions and agreements imposed upon or assumed by Borrower under the Net Lease, and any leases, subleases, licenses, concessions and occupancy agreements in connection therewith or substitution therefor and any amendments, modifications or supplements thereof, and Borrower shall not do or fail to do, or permit or fail to permit to be done any act or thing, the doing or omission of which (i) will give the tenant under the Net Lease a right to terminate the Net Lease or to abate the rental or other material payment due thereunder, (ii) release any party from liability under or with respect to the Net Lease or (iii) will otherwise impair the Net Lease as security for the Obligations. Borrower shall not under any circumstances modify, cancel, amend or terminate the Net Lease or any Lease Guaranty without Lender's prior written consent, and any attempted modification, cancellation, amendment or termination of the Net Lease or any Lease Guaranty without such consent shall be void and of no force or effect whatsoever.

          (b) Borrower shall enforce all of the terms, covenants and conditions contained in the Net Lease and any Lease Guaranty upon the part of the tenant under the Net Lease or any Lease Guarantor, as the case may be thereunder to be observed or performed, short of termination thereof, provided, that, notwithstanding anything contained herein to the contrary, Borrower shall not pursue any remedies which could affect any payment due from the tenant under the Net Lease or affect the obligations of any Lease Guarantor under any Lease Guaranty, or which could otherwise adversely affect

(A) the rights or claims of Borrower or Lender under the Net Lease or any Lease Guaranty, (B) the value of the Property, or (C) the rights or interests of Lender under the Loan Documents. Borrower shall not offer the Property for sale such that the tenant under the Net Lease shall have any rights under Section 36 of the Net Lease without Lender's prior written consent.

          (c) Borrower shall promptly deliver to Lender a copy of any notice relating to defaults received from or given to the tenant under the Net Lease or any other person or entity liable for the performance of the tenant's obligations under the Net Lease. Borrower agrees to promptly notify Lender of any request for consent or approval made of Borrower by the tenant under the Net Lease or any other person or entity liable for the performance of the obligations of the tenant under the Net Lease. To the extent that the granting or withholding of any such consent or approval may adversely affect (A) the rights or claims of Borrower or Lender under the Net Lease or any Lease Guaranty, or (B) the value of the Property or (C) the rights or interests of Lender under the Loan Documents, Borrower hereby absolutely and unconditionally assigns to Lender the right to consent or approve, at Lender's sole discretion, such request. Lender shall have no duty to consent to or approve any matter submitted to it in accordance with the foregoing, and Borrower hereby waives and releases Lender from any claims associated with the exercise or failure to exercise of such right, provided, however, that Lender shall not unreasonably withhold or delay its consent or approval in circumstances where Borrower has notified Lender at the time such consent or approval is required, that Borrower may not unreasonably withhold or delay its consent or approval under the terms of the Net Lease. Nothing contained herein shall affect or impair any separate right Lender may have under the Net Lease or otherwise to approve or consent to any item or thing.

          (d) If Borrower shall, in any manner, (i) fail to enforce all of the terms, covenants and conditions contained in the Net Lease and any Lease Guaranty upon the part of the tenant under the Net Lease or any Lease Guarantor, as the case may be, to be observed or performed, or (ii) fail to keep, observe or perform its obligations under Section 3.6(a) above, Lender may take any action that Lender deems necessary or desirable to perform or cause to be kept, observed or performed any such terms, covenants, provisions or agreements (including, but not limited to, enter upon the Property and take all action thereon as Lender may deem necessary for such purposes). Borrower hereby irrevocably makes, constitutes and appoints Lender its agent and attorney-in-fact with full power to appoint substitutes or a trustee to accomplish such purposes (which appointment for so long as any of the Debt is outstanding, shall be deemed to be coupled with an interest, shall survive the voluntary or involuntary dissolution of Borrower and shall not be affected by any disability or incapacity suffered by Borrower subsequent to the date hereof) to act on behalf of Borrower and to take any and all actions consistent with the foregoing. Lender may expend such sums of money as are reasonable and necessary for any such purposes, and Borrower hereby covenants and agrees to pay to Lender, immediately upon demand, all sums so expended by Lender, together with interest thereon from the date of such payment at the Default Rate (as defined in the Note), and until so paid by Borrower, all sums so expended by Lender and the interest thereon shall be added to the Debt secured by the lien and legal operation and effect of this Security Instrument. Lender may rely on any notice of default received from the tenant under the Net Lease.

          (e) Borrower shall not enter into any Lease for all or any portion of the Property, other than the Net Lease, without Lender's prior written consent. The provisions of that certain Assignment of Leases and Rents of even date herewith made by Borrower, as assignor, to Lender, as assignee, and this Section
3.6 shall apply to any such Lease as if such Lease were the Net Lease designated hereunder.

          3.7  MAINTENANCE OF PROPERTY.  Borrower shall cause the Property to be
               -----------------------
maintained in a good and safe condition and repair; provided, that while the Net Lease is in effect, Borrower's obligations under this sentence shall be limited to the enforcement of the obligations of the tenant under the Net Lease to maintain and repair the Property. Except to the extent the tenant under the Net Lease has a right to do so without Borrower's consent, the Improvements and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Personal Property and tenant improvements made in connection with a Lease which has been entered into by Borrower in accordance with the terms hereof) without the consent of Lender. Subject to the provisions of Subsection 3.2(g) and Section 3.5, and subject to the terms of the Net Lease, Borrower shall, or shall cause the tenant under the Net Lease to, promptly repair, replace or rebuild any part of the Property which may be destroyed by any casualty, or become damaged, worn or dilapidated or which may be affected by any proceeding of the character referred to in Section 3.5 hereof and shall complete and pay for any structure at any time in the process of construction or repair on the Land. Borrower shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any part thereof which would materially adversely effect the use, operation or value of the Property. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit the nonconforming use to be discontinued or abandoned without the express written consent of Lender.

          3.8   WASTE.  Borrower shall not commit or suffer any waste of the
                -----
Property or, subject to the terms of the Net Lease, make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or give cause for cancellation of any Policy, or do or permit to be done thereon anything that may in any way materially impair the value of the Property or the security of this Security Instrument.

          3.9   COMPLIANCE WITH LAWS.  Borrower shall, and subject to the terms
                --------------------
of the Net Lease, shall cause the tenant under the Net Lease to, (i) promptly comply with all existing and future federal, state and local laws, orders, ordinances, governmental rules and regulations or court orders affecting the Property, or the use thereof including, but not limited to, the Americans with Disabilities Act ("ADA") (collectively, the "Applicable Laws"), (ii) from time to time, upon Lender's request, provide Lender with evidence satisfactory to Lender that the Property complies with all Applicable Laws in all materials respects or is exempt from compliance with Applicable Laws, (iii) give prompt notice to Lender of the receipt by Borrower of any notice related to a violation of any Applicable Laws and of the commencement of any proceedings or investigations which relate to compliance with Applicable Laws, and (iv) take appropriate measures to prevent and will not engage in or knowingly permit any illegal activities at the Property.

          3.10  BOOKS AND RECORDS.  (a)  Borrower shall keep adequate books and
                -----------------
records of account in accordance with methods of accounting reasonably acceptable to Lender and furnish to Lender:

          (i) to the extent provided to Borrower pursuant to the Net Lease, quarterly operating statements of the Property, prepared and certified by the tenant under the Net Lease, detailing the revenues received, the expenses incurred and major capital improvements for that quarter and containing appropriate year to date information, within thirty (30) days after the end of each fiscal quarter and each fiscal year, respectively;

          (ii) an annual balance sheet and profit and loss statement of Borrower in the form required by Lender, prepared and certified by the Borrower within one hundred five (105) days after the close of each fiscal year of Borrower, and, if available, any financial statement prepared by an independent certified public accountant with respect to Borrower within thirty (30) days of the date the same are made available to Borrower;

          (iii)  copies of Borrower's federal income tax returns within fifteen
     (15) days of the date such returns are filed; and

          (iv) all other written financial information provided to Borrower with respect to the Property, the tenant under the Net Lease or any person or entity liable for the performance of the tenant's obligations under the Net Lease, within fifteen (15) days of Borrower's receipt thereof.

          (b) Upon Lender's request, Borrower shall cause each Guarantor (as hereinafter defined) and each Indemnitor other than Borrower (an "Indemnitor") under the Environmental Indemnity (as hereinafter defined) to furnish to Lender no later than ninety (90) days after the end of the fiscal year for the applicable Guarantor or Indemnitor a financial statement for said fiscal year certified to Lender and prepared on a form reasonably acceptable to Lender.

          (c) Borrower, its affiliates, any Guarantor and any Indemnitor shall furnish Lender with such other additional financial or management information as may, from time to time, be reasonably required by Lender in form and substance reasonably satisfactory to Lender.

          (d) Lender may, at any time following an Event of Default and otherwise upon Lender's reasonable belief of the necessity therefor, commission new or updated appraisals, phase I and phase II environmental reports, property condition surveys and (if the Property is located in an area with a high degree of seismic activity) seismic risk assessments of the Property to be prepared by third parties (each a "Third Party") designated by Lender after the date hereof (each, a "Third Party Report"). Borrower shall cooperate with each Third Party and Lender in the preparation of the Third Party Reports and shall reimburse Lender within ten (10) days of Lender's demand for all costs incurred by Lender in connection with such Third Party Reports, provided that Borrower shall not be obligated to reimburse Lender for more than the cost of one appraisal, one phase I environmental report, one phase II environmental report, one property condition survey and one seismic risk assessment in any consecutive eighteen
(18) month period following the date hereof.

          3.11  PAYMENT FOR LABOR AND MATERIALS.  Except to the extent the
                -------------------------------
tenant under Net Lease is obligated to pay the same, Borrower will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Property and never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof, except for the Permitted Exceptions (defined below).

          3.12  MANAGEMENT.  If Borrower has entered into any management
                ----------
agreement in respect of the Property, then in the event of default hereunder or under any such management agreement, which default is not cured within any applicable grace or cure period, Lender shall have the right to terminate, or to direct Borrower to terminate, such management agreement upon thirty (30) days' notice and to retain, or to direct Borrower to retain, a new management agent approved by Lender.

          3.13  PERFORMANCE OF OTHER AGREEMENTS.  Except to the extent the
                -------------------------------
tenant under the Net Lease is obligated to perform the same, Borrower shall observe and perform each and every term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Property, or given by Borrower to Lender for the purpose of further securing an obligation secured hereby and any amendments, modifications or changes thereto.

          3.14  CHANGE OF NAME, IDENTITY OR STRUCTURE.  Borrower will not change
                -------------------------------------
Borrower's name, identity (including its trade name or names) or, if not an individual, Borrower's corporate, limited liability company, partnership or other structure without notifying Lender of such change in writing at least thirty (30) days prior to the effective date of such change and, in the case of a change in Borrower's structure, without first obtaining the prior written consent of Lender which consent shall not be unreasonably withheld or delayed (it being acknowledged and agreed that it shall be reasonable for Lender to withhold such consent if (1) Lender determines that such change does not meet rating agency standards for "single purpose entities" or would have the effect of permitting a transfer or change of control of Borrower or its affiliates which would otherwise be prohibited hereunder or (2) following the sale of the Note and this Security Instrument in a securitization transaction, Lender does not receive a letter from each Rating Agency (hereinafter defined) that such change will not result in a qualification, withdrawal or downgrade of any rating then assigned by such Rating Agency to any class of Securities). Borrower will execute and deliver to Lender, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement change required by Lender to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of Lender, Borrower shall execute a certificate in form satisfactory to Lender listing the trade names under which Borrower intends to operate the Property, and representing and warranting that Borrower does business under no other trade name with respect to the Property.

          3.15  EXISTENCE.  Borrower will continuously maintain its existence
                ---------
and its rights to do business in the state where the Property is located together with its franchises and trade names.

                             4 - SPECIAL COVENANTS

          Borrower covenants and agrees that:

          4.1   SINGLE PURPOSE ENTITY.  It has not and shall not: (a) engage in
                ---------------------
any business or activity other than the ownership, operation and maintenance of the Property, and activities incidental thereto; (b) acquire or own any material assets other than (i) the Property, and (ii) such incidental Personal Property as may be necessary for the operation of the Property; (c) merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case Lender's consent;
(d) fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, or without the prior written consent of Lender, amend, modify, terminate or fail to comply with the provisions of Borrower's partnership agreement, articles or certificate of incorporation , articles of organization, operating agreement, or similar organizational documents, as the case may be, as same may be further amended or supplemented, if such amendment, modification, termination or failure to comply would adversely affect the ability of Borrower to perform its obligations hereunder, under the Note or under the other Loan Documents; (e) own any subsidiary or make any investment in, any person or entity without the consent of Lender; (f) commingle its assets with the assets of any of its general partners, managing members, shareholders, affiliates, principals or of any other person or entity; (g) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Debt, except with respect to trade payables in the ordinary course of its business of owning and operating the Property, provided that such debt is paid when due; (h) fail to maintain its records, books of account and bank accounts separate and apart from those of the general partners, managing members, shareholders, principals and affiliates of Borrower, the affiliates of a general partner or managing member of Borrower, and any other person or entity; (i) enter into any contract or agreement with any general partner, managing member, shareholder, principal or affiliate of Borrower, Guarantor or Indemnitor, or any general partner, managing member, shareholder, principal or affiliate thereof, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arm's-length basis with third parties other than any general partner, managing member, shareholder, principal or affiliate of Borrower, Guarantor or Indemnitor, or any general partner, managing member, shareholder, principal or affiliate thereof; (j) seek the dissolution or winding up in whole, or in part, of Borrower; (k) maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any general partner, managing member, shareholder, principal or affiliate of Borrower, or any general partner, managing member, shareholder, principal or affiliate thereof or any other person; (l) hold itself out to be responsible for the debts of another person; (m) make any loans to any third party; (n) fail either to hold itself out to the public as a legal entity separate and distinct from any other entity or person or to conduct its business solely in its own name in order not (i) to mislead others as to the identity with which such other party is transacting business, or (ii) to suggest that Borrower is responsible for the debts of any third party (including any general partner, managing member, shareholder, principal or affiliate of Borrower, or any general partner, managing member, shareholder, principal or affiliate thereof); (o) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; (p) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors; (q) fail to file its own tax returns, if any, as may be required under applicable law, to the extent Borrower is (1) not part of a consolidated group filing a consolidated return or returns or (2) not treated as a division solely for tax purposes of another taxpayer, and pay any taxes so required to be paid under applicable law; (r) fail to have at least two (2) duly appointed members of the board of directors (each an "Independent Director") of Borrower reasonably satisfactory to Lender who is not at the time of initial appointment and has not been at any time during the preceding five (5) years: (i) a stockholder, director (other than as an Independent Director of Borrower), officer, employee, partner, attorney or counsel of Borrower or any Affiliate of either Borrower; (ii) a customer, supplier or other Person who derives more than 10% of its purchases or revenues from its activities with Borrower or any affiliate of Borrower; (iii) a Person controlling or under common control with any such stockholder, partner, customer, supplier or other Person; or (iv) a member of the immediate family of any such stockholder, director, officer, employee, partner, customer, supplier or other Person (for the purposes of this Section 4.1, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise.); (s) cause or permit the board of directors to take any action which, under the terms of the limited liability company agreement requires the vote of any Independent Director unless at the time of such action there shall be at least two (2) Independent Directors; (t) fail to allocate fairly and reasonably any material overhead expenses that are shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate; (u) fail to maintain a sufficient number of employees, if any, in light of its contemplated business operations and pay the salaries of its own employees from its own funds; or (v) fail to conduct its business so that the assumptions made with respect to Borrower in the non-consolidation opinion delivered to Lender in connection with Borrower's delivery of this Security Instrument, the Note and the other Loan Documents shall be true and correct in all respects.

          Without limitation to the foregoing provisions of this Section 4.1, Borrower will not amend and will not permit any other person or entity to amend the provisions of Sections 5(c), 7, 9(j), 10, 24 and Schedule A of Borrower's limited liability company agreement.

          4.2  RESTORATION.  The following provisions shall apply in connection
               -----------
with the Restoration of the Property:

          (a) Except to the extent Insurance Proceeds (hereinafter defined) or Condemnation Proceeds (hereinafter defined) are required to be paid directly by the insurer or the condemning authority to the tenant under the Net Lease solely for the purposes of paying Restoration costs, all Insurance Proceeds and Condemnation Proceeds shall be paid directly to Lender and shall be held and disbursed by Lender in accordance with this Section 4.2. As used herein, (i) the term "Insurance Proceeds" means the amount of insurance or self-insurance proceeds payable in connection with the damage or destruction of the Property (including, but not limited to, the insurance required by Subsections 3.2(a)(i), (iv), (vi), (viii) and (ix), but not the insurance required pursuant to Subsection 3.2(a)(vii), the proceeds of which shall belong to Lender), and (ii) the term "Condemnation Proceeds" means the amount of all awards payable in connection with a taking referred in Section 3.5.

          (b) Lender shall make all Net Proceeds in its possession available for the Restoration in accordance with the provisions of this Subsection 4.2(b). As used herein, the term "Net Proceeds" means the net amount of Insurance Proceeds or Condemnation Proceeds, after deduction of Lender's reasonable costs and expenses (including, but not limited to, reasonable counsel's fees and expenses), if any, in collecting same.

          (i) The Net Proceeds shall be applied to the Restoration to the extent required under the applicable provisions of the Net Lease provided that each of the following conditions are met: (A) no Event of Default shall exist; (B) the Net Lease shall remain in full force and effect during and after the completion of the Restoration; (C) the tenant under the Net Lease shall have commenced the Restoration as soon as required under the Net Lease and shall thereafter diligently pursue the same to satisfactory completion to the extent required under the Net Lease; and (D) Lender shall be reasonably satisfied that the Restoration will be completed on or before the date the tenant under the Net Lease shall have any right to terminate the Net Lease as a result of the related casualty or taking.

          (ii) The Net Proceeds shall be held by Lender and, until disbursed in accordance with the provisions of this Subsection 4.2(b), shall constitute additional security for the Obligations subject to the rights, if any, of the tenant under the Net Lease. The Net Proceeds shall be disbursed by Lender to Borrower (or if required under the Net Lease or otherwise deemed necessary or convenient by Lender, to the tenant under the Net Lease or its designee) from time to time during the course of the Restoration, upon receipt of evidence satisfactory to Lender that (A) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and (B) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Property arising out of the Restoration which have not either been fully bonded to the satisfaction of Lender and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company insuring the lien of this Security Instrument.

          (iii) All plans and specifications required in connection with the Restoration shall be subject to prior review and approval in all respects by Lender and by an independent consulting engineer selected by Lender (the "Casualty Consultant"), which approval shall not be unreasonably withheld or delayed. Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. Notwithstanding the foregoing, while the Net Lease is in effect, Lender's right to review and approve and to have the Casualty Consultant review and approve the plans and specifications required in connection with the Restoration shall be limited to those circumstances in which Borrower or Lender, under the terms of the Net Lease or any subordination and non-disturbance agreement with the tenant under the Net Lease, is not precluded from approving such plans and specifications. Subject to the terms of the Net Lease, the identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to prior review and acceptance by Lender and the Casualty Consultant, which approval shall not be unreasonably withheld or delayed. All costs and expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and the Casualty Consultant's fees, shall be paid by Borrower.

          (iv) Unless required to do so by the terms of the Net Lease, in no event shall Lender be obligated to make disbursements of the Net Proceeds in excess of an amount equal to (A) the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Casualty Consultant, minus (B) the Casualty Retainage. The term "Casualty
                          -----
     Retainage" as used in this Subsection 4.2(b) shall mean an amount equal to ten (10%) of the costs actually incurred for work in place as part of the Restoration, as certified by the Casualty Consultant, until the Restoration has been completed. The Casualty Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Subsection 4.2(b), be less than the amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the Restoration.
     The Casualty Retainage shall not be released until the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Subsection 4.2(b) and that all approvals necessary for the re-occupancy and use of the Property have been obtained from all appropriate governmental and quasi-governmental authorities, and Lender receives evidence reasonably satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the Casualty Retainage, provided, however, that Lender will release the portion of the Casualty Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Casualty Consultant certifies to Lender that the contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the contractor's, subcontractor's or materialman's contract, and the contractor, subcontractor or materialman delivers the lien waivers and evidence of payment in full of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company insuring the lien of this Security Instrument. If required by Lender, the release of any such portion of the Casualty Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman.

          (v) Unless required by the Net Lease, Lender shall not be obligated to make disbursements of the Net Proceeds more frequently than once every calendar month. Lender shall have the right to waive any condition hereunder or under the Net Lease to a disbursement of Net Proceeds.

          (vi) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the reasonable opinion of Lender, be sufficient to pay in full the balance of the costs which are estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the "Net Proceeds Deficiency") with Lender before any further disbursement of the Net Proceeds shall be made, provided, that while the Net Lease is in effect, Borrower shall not be obligated to deposit any Net Proceeds Deficiency to the extent that (1) the tenant under the Net Lease is responsible for the costs of Restoration notwithstanding any such insufficiency in the Net Proceeds or the undisbursed balance thereof and (2) tenant under the Net Lease has no similar obligation to Borrower. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Subsection 4.2(b) shall constitute additional security for the Obligations. With respect to Restorations following a casualty in which the Improvements are restored to substantially the same condition as they existed prior to the casualty, the excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Subsection 4.2(b), and the receipt by Lender of evidence reasonably satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to Borrower (or if required under the Net Lease, to the tenant under the Net Lease), provided no Event of Default shall have occurred and shall be continuing under the Note, this Security Instrument or any of the other Loan Documents.

          (c) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower or the tenant under the Net Lease as excess Net Proceeds pursuant to Subsection 4.2(b)(vi) may be (1) retained by Lender as additional security for the payment and performance of the Obligations, (2) retained and applied by Lender toward the payment of the Debt whether or not then due and payable in such order, priority and proportions as Lender in its discretion shall deem proper, or (3) paid, either in whole or in part, to Borrower or to the tenant under the Net Lease for such purposes as Lender shall designate, in its discretion. Provided no Event of Default exists under the Note, this Security Instrument or the other Loan Documents, Borrower shall not be obligated to pay any prepayment premium or other prepayment consideration in connection with a prepayment resulting from the application of Net Proceeds to the Debt pursuant to the preceding sentence. Following the application of Net Proceeds from any condemnation to the repayment of a portion of the principal amount of the Note, Lender may reduce the Monthly Payment (as defined in the Note) by an amount to be determined by Lender in its sole discretion. If Lender shall receive and retain Net Proceeds, the lien of this Security Instrument shall be reduced only by the amount thereof received and retained by Lender and actually applied by Lender in reduction of the Debt.

                       5 - REPRESENTATIONS AND WARRANTIES

          Borrower represents and warrants to Lender that:

          5.1  WARRANTY OF TITLE.  Borrower has paid for and has good title to
               -----------------
the Property and has the right to mortgage, grant, bargain, sell, pledge, assign, warrant, set over, transfer and convey the same and that Borrower possesses an unencumbered fee simple absolute estate in the Land and the Improvements and that it owns the Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions shown in the title insurance policy insuring the lien of this Security Instrument (the "Permitted Exceptions"). Borrower shall forever warrant, defend and preserve the title and the validity and priority of the lien of this Security Instrument and shall forever warrant and defend the same to Lender against the claims of all persons whomsoever.

          5.2  AUTHORITY.  Borrower (and the undersigned representative of
               ---------
Borrower, if any) has full power, authority and legal right to execute this Security Instrument, and to mortgage, grant, bargain, sell, pledge, assign, warrant, set-over, transfer and convey the Property pursuant to the terms hereof and to keep and observe all of the terms of this Security Instrument on Borrower's part to be performed.

          5.3  LEGAL STATUS AND AUTHORITY.  Borrower (a) is duly organized,
               --------------------------
validly existing and in good standing under the laws of its state of organization or incorporation; (b) is duly qualified to transact business and is in good standing in the State where the Property is located; and (c) has all necessary approvals, governmental and otherwise, and full power and authority to own the Property and carry on its business as now conducted and proposed to be conducted. Borrower now has and shall continue to have the full right, power and authority to operate and lease the Property, to encumber the Property as provided herein and to perform all of the other obligations to be performed by Borrower under the Note, this Security Instrument and the other Loan Documents.

          5.4  VALIDITY OF DOCUMENTS.  (a)  The execution, delivery and
               ---------------------
performance of the Note, this Security Instrument and the other Loan Documents and the borrowing evidenced by the Note (i) are within the corporate, partnership, trust or limited liability company (as the case may be) power of Borrower; (ii) have been authorized by all requisite corporate, partnership, trust or limited liability company (as the case may be) action; (iii) have received all necessary approvals and consents, corporate, governmental or otherwise; (iv) will not violate, conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any provision of law, any order or judgment of any court or governmental authority, the articles of incorporation, by-laws, partnership, trust, operating agreement or other governing instrument of Borrower, or any indenture, agreement or other instrument to which Borrower is a party or by which it or any of its assets or the Property is or may be bound or affected; (v) will not result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of its assets, except the lien and security interest created hereby; and (vi) will not require any authorization or license from, or any filing with, any governmental or other body (except for the recordation of this instrument in appropriate land records in the State where the Property is located and except for Uniform Commercial Code filings relating to the security interest created hereby); and (b) the Note, this Security Instrument and the other Loan Documents constitute the legal, valid and binding obligations of Borrower.

          5.5   LITIGATION.  There is no action, suit or proceeding, judicial,
                ----------
administrative or otherwise (including any condemnation or similar proceeding), pending or, to the best of Borrower's knowledge, threatened or contemplated against, or affecting, Borrower, a Guarantor, if any, an Indemnitor, if any, or the Property that has not been disclosed to Lender or is not adequately covered by insurance, as determined by Lender in its sole and absolute discretion.

          5.6   STATUS OF PROPERTY. (a) No portion of the Improvements is
                ------------------
located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, or any successor law, or, if located within any such area, Borrower has obtained and will maintain the insurance prescribed in Section 3.2 hereof; (b) to the best of Borrower's knowledge, after due inquiry, Borrower has obtained all necessary certificates, licenses and other approvals, governmental and otherwise, necessary for the operation of the Property and the conduct of its business and all required zoning, building code, land use, environmental and other similar permits or approvals, all of which are in full force and effect as of the date hereof and not subject to revocation, suspension, forfeiture or modification; (c) to the best of Borrower's knowledge after due inquiry, the Property and the present and contemplated use and occupancy thereof are in full compliance with all Applicable Laws, including, without limitation, zoning ordinances, building codes, land use and environmental laws, laws relating to the disabled (including, but not limited to, the ADA) and other similar laws;
(d) to the best of Borrower's knowledge, after due inquiry, the Property is served by all utilities (including, but not limited to, public water and sewer systems) required for the current or contemplated use thereof; (e) to the best of Borrower's knowledge, after due inquiry, all utility service is provided by public utilities and the Property has accepted or is equipped to accept such utility service; (f) to the best of Borrower's knowledge, after due inquiry, all public roads and streets necessary for service of and access to the Property for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public; (g) the Property is, to the best of Borrower's knowledge, free from damage caused by fire or other casualty; (h) to the best of Borrower's knowledge, after due inquiry, all costs and expenses of any and all labor, materials, supplies and equipment used in the construction of the Improvements have been paid in full;
(i) to the best of Borrower's knowledge, after due inquiry, all liquid and solid waste disposal, septic and sewer systems located on the Property are in a good and safe condition and repair and in compliance with all Applicable Laws; and
(j) to the best of Borrower's knowledge, after due inquiry, all Improvements lie within the boundary of the Land.

          5.7   NO FOREIGN PERSON. Borrower is not a "foreign person" within the
                -----------------
meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

          5.8   SEPARATE TAX LOT.  The Property is assessed for real estate tax
                ----------------
purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements are assessed and taxed together with the Property or any portion thereof.

          5.9   ERISA COMPLIANCE. As of the date hereof and throughout the term
                ----------------
of this Security Instrument, (i) Borrower is not and will not be an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA; (ii) the assets of Borrower do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA; (iii) Borrower is not and will not be a "governmental plan" within the meaning of
Section 3(32) of ERISA; and (iv) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of and fiduciary obligations with respect to governmental plans. Borrower shall deliver to Lender such certifications or other evidence as requested by Lender from time to time of Borrower's compliance with the foregoing representations and covenants.

          5.10  LEASES. (a) Borrower is the sole owner of the entire lessor's
                ------
interest in the Net Lease; (b) the Net Lease is valid and enforceable; (c) the terms of all alterations, modifications and amendments to the Net Lease are reflected in the definition of Net Lease contained herein; (d) none of the Rents reserved in the Net Lease have been assigned or otherwise pledged or hypothecated; (e) none of the Rents have been collected for more than one (1) month in advance; (f) the premises demised under the Net Lease have been completed and the tenant under the Net Lease has accepted the same and has taken possession of the same on a rent-paying basis; (g) there exist no offsets or defenses to the payment of any portion of the Rents; (h) except for the obligation to convey the Building Systems and Furniture pursuant to Section 13.2 of the Net Lease, the obligation of the tenant under the Net Lease to make an offer to purchase the Property after a condemnation as set forth in Section 17 of the Net Lease and the right of first offer set forth in Section 36 of the Net Lease, the Net Lease does not contain an option to purchase, right of first refusal to purchase, or any other similar provision; (i) no person or entity has any possessory interest in, or right to occupy, the Property except under and pursuant to the Net Lease; (j) no default exists, or with the passing of time or the giving of notice or both would exist under the Net Lease which could have a material adverse effect on the Borrower or the Property; (k) Borrower is the sole beneficiary of the Net Lease Guaranty; (l) the Net Lease Guaranty is valid and enforceable; (m) the terms of all alterations, modifications and amendments to the Net Lease Guaranty are reflected in the definition of Net Lease Guaranty contained herein; and (n) the Net Lease Guaranty is fully and freely assignable to Lender.

          5.11  FINANCIAL CONDITION.  (a)  Borrower is solvent, and no
                -------------------
bankruptcy, reorganization, insolvency or similar proceeding under any state or federal law with respect to Borrower has been initiated, and (b) it has received reasonably equivalent value for the granting of this Security Instrument.

          5.12  BUSINESS PURPOSES.  The Loan is solely for the business purpose
                -----------------
of Borrower, and is not for personal, family, household, or agricultural purposes.

          5.13  TAXES.  Borrower has filed all federal, state, county,
                -----
municipal, and city income and other tax returns required to have been filed by it and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by it. Borrower knows of no basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

          5.14  MAILING ADDRESS.  Borrower's mailing address, as set forth in
                ---------------
the opening paragraph hereof or as changed in accordance with the provisions hereof, is true and correct.

          5.15  NO CHANGE IN FACTS OR CIRCUMSTANCES.  All information submitted
                -----------------------------------
in connection with Borrower's application for the loan and Lender's issuance of a commitment for the Loan (collectively, the "Loan Application") and the satisfaction of the conditions thereof, including, but not limited to, all financial statements, rent rolls, reports, certificates and other documents, are accurate, complete and correct in all respects. There has been no adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading.

          5.16  DISCLOSURE.  To Borrower's best knowledge, Borrower has
                ----------
disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading.

          5.17  THIRD PARTY REPRESENTATIONS.  Each of the representations and
                ---------------------------
the warranties made by each Guarantor and Indemnitor herein or in any other Loan Document(s) is true and correct in all material respects.

          5.18  ILLEGAL ACTIVITY.  No portion of the Property has been or will
                ----------------
be purchased with proceeds of any illegal activity.

Borrower acknowledges that in accepting the Note, this Security Instrument and the other Loan Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth above notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof; that the warranties and representations are a material inducement to Lender in making the Loan and that Lender would not make the Loan in the absence of such warranties.

                         6 - OBLIGATIONS AND RELIANCES

          6.1  RELATIONSHIP OF BORROWER AND LENDER.  The relationship between
               -----------------------------------
Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower and no term or condition of any of the Note, this Security Instrument and the other Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor. Borrower is not relying on Lender's expertise business acumen or advice in connection with the Property.

          6.2  NO LENDER OBLIGATIONS.  (a)  Notwithstanding the provisions of
               ---------------------
Subsections 1.1(f) and (l) or Section 1.2, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

          (b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Note or the other Loan Documents, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

                             7 - FURTHER ASSURANCES

          7.1  RECORDING OF SECURITY INSTRUMENT, ETC.  Borrower forthwith upon
               -------------------------------------
the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Except where prohibited by law, Borrower will pay all taxes, duties, imposts, assessments, filing, registration and recording fees, and any and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Loan Documents and any amendment or supplement thereto.

          7.2  FURTHER ACTS, ETC.  Borrower will, at the cost of Borrower, and
               -----------------
without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers, deeds to secure debt and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Applicable Laws. Borrower, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Lender in the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation such rights and remedies available to Lender pursuant to this Section 7.2.

          7.3  CHANGES IN TAX, DEBT, CREDIT AND DOCUMENTARY STAMP LAWS.  (a)  If
               -------------------------------------------------------
any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, Borrower will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then Lender shall have the option by written notice of not less than ninety (90) days to declare the Debt immediately due and payable.

          (b) Borrower will not claim or demand or be entitled to any credit or credits against the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

          (c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the other Loan Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

          7.4  ESTOPPEL CERTIFICATES.  (a)  After request by Lender, Borrower,
               ---------------------
within ten (10) days, shall furnish Lender or any proposed assignee an estoppel certificate in form and content as may be requested by Lender with respect to the status of the Loan and/or the Loan Documents.

          (b) Borrower shall use its best efforts to deliver to Lender, promptly upon request, duly executed estoppel certificates from any one or more lessees as required by Lender attesting to such facts regarding the Lease as Lender may reasonably require, provided that Borrower shall not be required to
                               -------------
honor more than two requests made by Lender in any twelve month period.

          7.5  REPLACEMENT DOCUMENTS.  Upon receipt of an affidavit of an
               ---------------------
officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Document, Borrower will issue, in lieu thereof, a replacement Note or other Loan Document, dated the date of such lost, stolen, destroyed or mutilated Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

                          8 - DUE  ON SALE/ENCUMBRANCE

          8.1  LENDER RELIANCE.  Borrower acknowledges that Lender has examined
               ---------------
and relied on the experience of Borrower and its general partners, managing members, principals and (if Borrower is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for payment and performance of the Obligations. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the payment or the performance of the Obligations, Lender can recover the Debt by a sale of the Property.

          8.2  NO SALE/ENCUMBRANCE.  (a)  Borrower agrees that Borrower shall
               -------------------
not, without the prior written consent of Lender, sell, convey, mortgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Property or any part thereof or permit the Property or any part thereof to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred.

          (b) Notwithstanding the prohibition on transfers described in Subsection 8.2(a) above, Borrower shall have the right, from time to time, to obtain the release from the lien of this Security Instrument (to be evidenced by a partial release of mortgage in form approved by Lender) for all or any part of those portions of the Property described in Exhibit C attached hereto (the "Release Parcels") in connection with the transfer of the Release Parcels to a third party, subject to satisfaction of the following terms and conditions:

          (i) Borrower shall have provided to Lender at least sixty (60) days prior notice of the date on which such release and transfer is to occur;

          (ii) no Event of Default or any event which, with the passage of time or the giving of notice, would constitute an Event of Default hereunder shall exist at the time of the release or will result from such release and transfer;

          (iii) the Release Parcel shall be transferred or conveyed to a party other than Borrower and such transfer or conveyance shall not result in a violation of the provisions of Section 4.1 of this Security Instrument;

          (iv) Borrower shall have delivered to Lender such title endorsements to Lender's policy of title insurance as Lender shall reasonably determine to be necessary to confirm that the existing title insurance coverage for the Property will remain effective (without the imposition of any additional title exception) as to the portion of Property remaining after the release of the Release Parcel (the "Remaining Property"), all at Borrower's sole cost and expense;

          (v) Borrower shall have paid all actual out-of-pocket costs and expenses incurred by Lender in connection with such release, including, without limitation, all trustee fees, recording fees, reconveyance fees, title insurance premiums and reasonable attorneys' costs and fees; Borrower shall, within five (5) days of Lender's request, deposit such sums as Lender may require to pay any or all costs and expenses which Lender estimates it shall incur pursuant to this Subsection 8.2(b);

          (vi) Borrower shall cause to be created, and insured under Lender's policy of title insurance, such reciprocal easements for ingress, egress, parking and utilities over the Release Parcels as Lender shall reasonably require, which easements shall be prior to any lien on the Release Parcels; upon request, Lender shall allow the lien of this Security Instrument to be subordinated to similar easements across the Remaining Property, provided such subordination is effected by an instrument acceptable to Lender in all respects and Lender determines that such easements will not adversely affect the value of the Remaining Property or the lien created hereunder;

          (vii) Borrower shall have recorded, in the appropriate land records office, a reciprocal easement agreement (the "REA") between Borrower, the Net Lease Tenant and the owner of the Release Parcels which REA shall contain restrictive covenants against the use of the Release Parcels as required by Section 12.2 of the Net Lease, together with an acknowledgment from the Net Lease Tenant that Borrower shall have no further obligations or liability with respect to the terms and conditions of Section 12.2 and the Net Lease Tenant shall have no rights or remedies against Borrower, its successors and assigns under Section 12.2;

          (viii) Borrower shall deliver to Lender, at Borrower's sole cost and expense, an ALTA/ASCM survey of the Remaining Property and the Release Parcel, which survey shall conform to the requirements of Lender for the survey of the Property provided to Lender in connection with the funding of the Loan; and

          (ix) at the time of such release, the Remaining Property shall constitute lawfully subdivided parcel(s), consisting of separate and distinct tax lot(s) and shall conform to all applicable zoning by-laws and ordinances.

          Lender shall not be entitled to receive any portion of the proceeds realized by Borrower upon the transfer or conveyance of the Release Parcel.

          8.3    SALE/ENCUMBRANCE DEFINED.  A sale, conveyance, mortgage, grant,
                 ------------------------
bargain, encumbrance, pledge, assignment, or transfer within the meaning of this
Article 8 shall be deemed to include, but not be limited to, (a) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (b) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (c) if Borrower, any Guarantor, any Indemnitor, or any general partner or managing member of Borrower, Guarantor or Indemnitor is a corporation, the voluntary or involuntary sale, conveyance, transfer or pledge of such corporation's stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) or the creation or issuance of new stock by which an aggregate of more than twenty-five percent (25%) of such corporation's stock shall be vested in a party or parties who are not now stockholders; (d) if Borrower, any Guarantor or Indemnitor or any general partner or managing member of Borrower, any Guarantor or Indemnitor is a limited or general partnership or joint venture, the change, removal or resignation of a general partner or managing partner, or the transfer or pledge of the partnership interest of any general partner or managing partner of such partnership or any profits or proceeds relating to such partnership interest or the transfer or pledge of more than 49% in the aggregate of any limited partnership interests in such partnership or any profits or proceeds related to such interests whether in one transfer or pledge or a series of transfers or pledges; (e) if Borrower, any Guarantor or

Indemnitor or any general partner or managing member of Borrower, any Guarantor or Indemnitor is a limited liability company, the change, removal or resignation of the managing member of such company, or the transfer or pledge of the membership interest of the managing member of such company or any profits or proceeds relating to such membership interest or the transfer or pledge of more than 49% in the aggregate of any membership interests in such company or any profits or proceeds related to such interests whether in one transfer or pledge or a series of transfers or pledges; and (f) without limitation to the foregoing, any voluntary or involuntary sale, transfer, conveyance or pledge by any person or entity which directly or indirectly controls Borrower (by operation of law or otherwise) (a "Principal") of its direct or indirect controlling interest in Borrower. Notwithstanding the foregoing, the following transfers shall not be deemed to be a sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment or transfer within the meaning of this
Article 8: (A) transfer by devise or descent or by operation of law upon the death of a partner, member or stockholder of Borrower or any general partner thereof, (B) a sale, transfer or hypothecation of a partnership, shareholder or membership interest in Borrower, whichever the case may be, by the current partner(s), shareholder(s) or member(s), as applicable, to an immediate family member (i.e., parents, spouses, siblings, children or grandchildren) of such partner, shareholder or member or to a Principal (or a trust for the benefit of any such persons) and (C) transfers of stock in Santa Fe Gaming Corporation over any nationally recognized stock exchange.

          8.4  LENDER'S RIGHTS.  Lender reserves the right to condition the
               ---------------
consent required hereunder upon a modification of the terms hereof and on assumption of the Note, this Security Instrument and the other Loan Documents as so modified by the proposed transferee, except with respect to a release under
Section 8.2(b) above, payment of a transfer fee of not less than one percent (1%) of the principal balance of the Note and all of Lender's expenses incurred in connection with such transfer, the approval by Lender of the proposed transferee, the proposed transferee's continued compliance with the representations, warranties and covenants set forth in Sections 4.1 and 5.9 hereof, or such other conditions as Lender shall determine in its sole discretion to be in the interest of Lender. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Borrower's sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property without Lender's consent. This provision shall apply to every sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property. Notwithstanding anything to the contrary contained herein, provided no Event of Default, or event which, with the passage of time, the provision of notice or both, shall constitute an Event of Default, exists the Building Systems and Furniture (as such terms are defined in the Net Lease) shall automatically be released from the lien of this Security Instrument and the other Loan Documents on the date the same become the property of the tenant under the Net Lease pursuant to Section 13.2 of the Net Lease without the necessity of any further instrument evidencing such release. Notwithstanding the foregoing, at Borrower's sole cost and expense, Lender shall execute any necessary instruments requested by Borrower in order to evidence the foregoing release.

                                  9 - DEFAULT

          9.1  EVENTS OF DEFAULT.  The occurrence of any one or more of the
               -----------------
following events shall constitute an "Event of Default": (a) if any portion of the Debt is not paid on the date the same is due or if the entire Debt is not paid on or before the Maturity Date; (b) if any of the Taxes or Other Charges is not paid prior to the date the same becomes delinquent except to the extent sums sufficient to pay such Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument; (c) if (1) the Policies are not kept in full force and effect, or (2) the Policies or a copy thereof which has been certified by the insurance company to be a true and correct copy is not delivered to Lender within fifteen (15) days of Lender's request, or (3) Borrower has not delivered evidence of the renewal of the Policies (which may be in the form of a certificate of insurance thirty (30) days prior to their expiration as provided in Section 3.2(e); (d) if Borrower violates or does not comply with any of the provisions of Sections 3.6 or 4.1 or Articles 8 or 11; (e) if any representation or warranty of Borrower, Indemnitor or any person guaranteeing payment or performance of the Obligations or any portion thereof (a "Guarantor"), or any general partner, principal or beneficial owner of any of the foregoing, made herein or in the Environmental Indemnity (defined below) or any guaranty, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made; (f) if (i) Borrower, any general partner or managing member of Borrower or the Net Lease Tenant or the Net Lease Guarantor shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, adjustment, liquidation, dissolution or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or Borrower, any general partner or managing member of Borrower or the Net Lease Tenant or the Net Lease Guarantor shall make a general assignment for the benefit of its creditors; or
(ii) there shall be commenced against Borrower, any general partner or managing member of Borrower or the Net Lease Tenant or the Net Lease Guarantor any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed or undischarged for a period of sixty
(60) days; or (iii) there shall be commenced against Borrower, any general partner or managing member of Borrower or the Net Lease Tenant or the Net Lease Guarantor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) Borrower, any general partner or managing member of Borrower or the Net Lease Tenant or the Net Lease Guarantor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) Borrower, any general partner or managing member of Borrower or the Net Lease Tenant or the Net Lease Guarantor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; (g) if Borrower shall be in default beyond any applicable notice or cure period under any other mortgage, deed of trust, deed to secure debt or other security agreement covering any part of the Property whether it be superior or junior in lien to this Security Instrument, (h) intentionally deleted; (i) if any federal tax lien is filed against the Property and same is not discharged of record within forty-five (45) days after Borrower has first received notice thereof; (j) if within ten (10) days of Lender's demand therefor Borrower fails to provide Lender with the written certification and evidence referred to in Section 5.9 hereof; (k) if Borrower or any other Indemnitor shall fail to perform any of its obligations under that certain environmental indemnity agreement of even date herewith (the "Environmental Indemnity") after the expiration of applicable notice and grace periods, if any; (l) if any default beyond any applicable notice or cure period occurs under any guaranty or indemnity executed in connection herewith and such default continues after the expiration of applicable grace periods, if any; (m) if for more than ten (10) days after notice from Lender, Borrower shall continue to be in default under any other term, covenant or condition of the Note, this Security Instrument or the other Loan Documents in the case of any default which can be cured by the payment of a sum of money or for thirty (30) days after notice from Lender in the case of any other default, provided that if such default cannot reasonably be cured within such thirty (30) day period and Borrower shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of ninety (90) days ; (n) if a default by either the Borrower or the tenant or the Net Lease Guarantor under the Net Lease or the Net Lease Guaranty or any other Loan Documents occurs beyond any applicable grace or cure period therein provided; or (o) the Net Lease is terminated. Notwithstanding anything contained herein to the contrary, no Event of Default shall occur due to any failure to pay any Monthly Payment (as defined in the Note) resulting solely from the failure by Lender to receive the monthly rent payment under the Net Lease intended to be applied to the payment of such Monthly Payment, until the date which is five (5) days from the date of Lender's notice to Borrower of Lender's failure to receive such monthly rent payment on the first day of a calendar month. For the purposes of the preceding sentence, the rent payable under the Net Lease in any particular month shall be deemed to be intended to be applied to the Monthly Payment due in that month (for example, the monthly rent payment due under the Net Lease in April, 2001 is deemed to be intended to be applied to the Monthly Payment due on April 11, 2001).


                           10 - RIGHTS AND REMEDIES

          10.1  REMEDIES. Upon the occurrence of any Event of Default, Borrower
                --------
agrees that Trustee or Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Trustee or Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Trustee or Lender: (a) declare the entire unpaid Debt to be immediately due and payable; (b) with or without entry, institute proceedings, judicial or otherwise, for the complete or partial foreclosure of this Security Instrument under any applicable provision of law in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner, any partial foreclosure to be subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority; (c) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to judicial decree, power of sale or otherwise, at one or more sales, as an entirety or in one or more parcels; (d) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note or in the other Loan Documents; (e) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the other Loan Documents; (f) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, any Guarantor, Indemnitor or of any person, firm or other entity liable for the payment of the Debt; (g) enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may exercise all rights and powers of Borrower with respect to the Property including, without limitation, (1) the right to use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat including without limitation the right to perform the landlord's obligations under the Net Lease with or without entry; (2) the right to make or complete any construction, alterations, additions, renewals, replacements and improvements to or on the Property as Lender deems advisable; (3) the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (h) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (i) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; (j) apply the receipts from the Property, any Deposits and interest thereon and/or any unearned Insurance Premiums paid to Lender upon the surrender of any Policies maintained pursuant to Article 3 hereof (it being agreed that Lender shall have the right to surrender such Policies upon the occurrence of an Event of Default), to the payment of the Obligations, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion; or (k) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: the right to (1) take possession of the Personal Property or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Personal Property, and (2) request Borrower at its expense to assemble the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Personal Property sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower. Upon any foreclosure or other sale of the Property pursuant to the terms hereof, Lender may bid for and purchase the Property and shall be entitled to apply all or any part of the secured indebtedness as a credit against the purchase price.

          In the event of a sale, by foreclosure, power of sale, or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority. Notwithstanding the provisions of this Section
10.1 to the contrary, if any Event of Default as described in clause (i) or (ii) of Subsection 9.1(f) shall occur, the entire unpaid Debt shall be automatically due and payable, without any further notice, demand or other action by Lender.

          10.2  APPLICATION OF PROCEEDS.  The purchase money, proceeds and
                -----------------------
avails of any disposition of the Property, or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the other Loan Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

          10.3  RIGHT TO CURE DEFAULTS.  Upon the occurrence of any Event of
                ----------------------
Default, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder or curing or being deemed to have cured any default hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, or to enforce the terms and conditions of the Net Lease, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section 10.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate (as defined in the Note), for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

          10.4  ACTIONS AND PROCEEDINGS.  Subject to the terms of the Net
                -----------------------
Lease, Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

          10.5  RECOVERY OF SUMS REQUIRED TO BE PAID.  Lender shall have the
                ------------------------------------
right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

          10.6  EXAMINATION OF BOOKS AND RECORDS.  Lender, its agents,
                --------------------------------
accountants and attorneys shall have the right to examine the records, books, management and other papers of Borrower and its affiliates or of any Guarantor or Indemnitor which reflect upon their financial condition, at the Property or at any office regularly maintained by Borrower, its affiliates or any Guarantor or Indemnitor where the books and records are located. Lender and its agents shall have the right to make copies and extracts from the foregoing records and other papers. In addition, Lender, its agents, accountants and attorneys shall have the right to examine and audit the books and records of Borrower and its affiliates or of any Guarantor or Indemnitor pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of Borrower, its affiliates or any Guarantor or Indemnitor where the books and records are located. This Section 10.6 shall apply throughout the term of the Note and without regard to whether an Event of Default has occurred or is continuing.

          10.7  OTHER RIGHTS, ETC.  (a)  The failure of Lender to insist upon
                ------------------
strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (i) the failure of Lender to comply with any request of Borrower, any Guarantor or any Indemnitor to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the other Loan Documents.

          (b) It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Lender's possession.

          (c) Trustee or Lender may resort for the payment of the Debt to any other security held by Trustee or Lender in such order and manner as Trustee or Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Trustee or Lender thereafter to foreclose this Security Instrument. The rights of Lender and Trustee under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Trustee or Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender and

Trustee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

          10.8   RIGHT TO RELEASE ANY PORTION OF THE PROPERTY.  Lender may
                 --------------------------------------------
release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. The provisions of this Section 10.8 are not intended to affect or impair the provisions of Section 8.2 of this Security Instrument. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

          10.9   VIOLATION OF LAWS.  If the Property is not in compliance with
                 -----------------
Applicable Laws, Lender may impose additional requirements upon Borrower in connection herewith including, without limitation, monetary reserves or financial equivalents.

          10.10  RECOURSE AND CHOICE OF REMEDIES.  Notwithstanding any other
                 -------------------------------
provision of this Security Instrument, including but not limited to Article 13 hereof, Lender and other Indemnified Parties (defined in Section 11.1 below) are entitled to enforce the obligations of Borrower, Guarantor and Indemnitor contained in Sections 11.2 and 11.3 without first resorting to or exhausting any security or collateral and without first having recourse to the Note or any of the Property, through foreclosure or acceptance of a deed in lieu of foreclosure or otherwise, and in the event Lender commences a foreclosure action against the Property, Lender is entitled to pursue a deficiency judgment with respect to such obligations against Borrower, Guarantor and Indemnitor. The provisions of Sections 11.2 and 11.3 are exceptions to any non-recourse or exculpation provisions in the Note, this Security Instrument or the other Loan Documents, and Borrower, Guarantor and Indemnitor are fully and personally liable for the obligations pursuant to Sections 11.2 and 11.3. The liability of Borrower, Guarantor and Indemnitor are not limited to the original principal amount of the Note. Notwithstanding the foregoing, nothing herein shall inhibit or prevent Lender from foreclosing pursuant to this Security Instrument or exercising any other rights and remedies pursuant to the Note, this Security Instrument and the other Loan Documents, whether simultaneously with foreclosure proceedings or in any other sequence. A separate action or actions may be brought and prosecuted against Borrower, whether or not action is brought against any other person or entity or whether or not any other person or entity is joined in the action or actions.

          10.11  RIGHT OF ENTRY.  Lender and its agents shall have the right to
                 --------------
enter and inspect the Property at all reasonable times, subject to the rights of the tenant under the Net Lease.

          10.12  DEFAULT INTEREST AND LATE CHARGES.  Borrower acknowledges that,
                 ---------------------------------
without limitation to any of Lender's rights or remedies set forth in this Security Instrument, Lender has the right following an Event of Default to demand interest on the principal amount of the Note at the Default Rate and late payment charges in accordance with the terms of the Note.

                              11 - INDEMNIFICATION

          11.1   GENERAL INDEMNIFICATION.  Borrower shall, at its sole cost and
                 -----------------------
expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including but not limited to attorneys' fees and other costs of defense) (the "Losses") imposed upon or incurred by or asserted against any of the Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following, except to the extent the following (as to any Indemnified Party) relate solely to such Indemnified Party's gross negligence or willful misconduct: (a) any Event of Default; (b) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Security Instrument or the Note or any of the other Loan Documents, whether or not suit is filed in connection with same, or in connection with Borrower, any Guarantor or Indemnitor and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (c) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (d) any use, nonuse or condition in, on or about the Property or any part thereof; (e) any failure on the part of Borrower to perform or be in compliance with any of the terms of this Security Instrument; (f) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with the Security Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Security Instrument is made; (g) any failure of the Property to be in compliance with any Applicable Laws; (h) the enforcement by any Indemnified Party of the provisions of this Article 11; (i) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the Loan; (j) any misrepresentation made by Borrower in this Security Instrument or any other Loan Document; or (k) any other transaction arising out of or in any way connected with the Property or the Loan. Any amounts payable to Lender by reason of the application of this
Section 11.1 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. For purposes of this Article 11, the term "Indemnified Parties" means Lender or Trustee and any person or entity who is or will have been involved in the origination of the Loan, any person or entity who is or will have been involved in the servicing of the Loan, any person or entity in whose name the encumbrance created by this Security Instrument is or will have been recorded and persons and entities who may hold or acquire or will have held a full or partial interest in the Loan, including, but not limited to, custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan.

          11.2  MORTGAGE AND/OR INTANGIBLE TAX.  Borrower shall, at its sole
                ------------------------------
cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Instrument, the Note or any of the other Loan Documents.

          11.3  ERISA INDEMNIFICATION.  Borrower shall, at its sole cost and
                ---------------------
expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, attorneys' fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Section 5.9.

          11.4  DUTY TO DEFEND; ATTORNEYS' FEES AND OTHER FEES AND EXPENSES.
                -----------------------------------------------------------
Upon written request by any Indemnified Party, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole and absolute discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, their attorneys shall control the resolution of claim or proceeding. Upon demand, Borrower shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

                                  12 - WAIVERS

          12.1  WAIVER OF COUNTERCLAIM.  Borrower hereby waives the right to
                ----------------------
assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Note, any of the other Loan Documents, or the Obligations. Any assignee of Lender's interest in this Security Instrument and the other Loan Documents shall take the same free and clear of all offsets, counterclaims (other than a mandatory or compulsory counterclaim), or defenses which are unrelated to such documents which Borrower may otherwise have against any assignor of such documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon such documents, and any such rights to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

          12.2  MARSHALLING AND OTHER MATTERS.  Borrower hereby waives, to the
                -----------------------------
extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.

          12.3  WAIVER OF NOTICE.  Borrower shall not be entitled to any notices
                ----------------
of any nature whatsoever from Trustee or Lender except with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Trustee or Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Trustee or Lender with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Trustee or Lender to Borrower.

          12.4  SOLE DISCRETION OF LENDER.  Wherever pursuant to this Security
                -------------------------
Instrument (a) Lender exercises any right given to it to approve or disapprove,
(b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

          12.5  SURVIVAL.  The indemnifications made pursuant to Article 11
                --------
shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by: any satisfaction or other termination of this Security Instrument, any assignment or other transfer of all or any portion of this Security Instrument or Lender's interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Lender's rights and remedies pursuant hereto including but not limited to foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Note or any of the other Loan Documents, any transfer of all or any portion of the Property (whether by Borrower or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Security Instrument, the Note or the other Loan Documents, and any act or omission that might otherwise be construed as a release or discharge of Borrower from the obligations pursuant hereto.

          12.6  WAIVER OF TRIAL BY JURY.  BORROWER HEREBY WAIVES, TO THE FULLEST
                -----------------------
EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE APPLICATION FOR THE LOAN, THE NOTE, THIS SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

                                13 - EXCULPATION

          13.1  EXCULPATION.  Except as otherwise in this Article 13, in the
                -----------
Note or in the other Loan Documents, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in the Note or this Security Instrument by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may sell the Property under any power of sale or right of non-judicial foreclosure or bring a foreclosure action, confirmation action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon the Note, this Security Instrument, the other Loan Documents, and the interest in the Property, the Rents and any other collateral given to Lender created by the Note, this Security Instrument and the other Loan Documents; provided, however, that any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Property, in the Rents and in any other collateral given to Lender. Lender, by accepting the Note and this Security Instrument, agrees that it shall not, except as otherwise provided in Section 10.10, sue for, seek or demand any deficiency judgment against Borrower in any such action or proceeding, under or by reason of or under or in connection with the Note, the other Loan Documents or this Security Instrument.

          13.2  RESERVATION OF CERTAIN RIGHTS.  The provisions of Section 13.1
                -----------------------------
shall not, however, (a) constitute a waiver, release or impairment of any obligation evidenced or secured by the Note, the other Loan Documents or this Security Instrument; (b) intentionally deleted; (c) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under this Security Instrument; (d) affect the validity or enforceability of any indemnity, guaranty, master lease or similar instrument made in connection with the Note, this Security Instrument, or the other Loan Documents; (e) impair the right of Lender to obtain the appointment of a receiver; (f) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith; (g) impair the right of Lender to obtain a deficiency judgment or judgment on the Note against Borrower if necessary to obtain any insurance proceeds or condemnation awards to which Lender would otherwise be entitled under this Security Instrument, provided, however, Lender shall only enforce such judgment against the insurance proceeds and/or condemnation awards; or (h) impair the right of Lender to enforce the provisions of Sections 10.10, 11.2 and 11.3 of this Security Instrument.

          13.3  EXCEPTIONS TO EXCULPATION.  Notwithstanding the provisions of
                -------------------------
this Article to the contrary, Borrower shall be personally liable to Lender for the Losses it incurs due to: (i) fraud or intentional misrepresentation by Borrower, its agents or principals in connection with the execution and the delivery of the Note, this Security Instrument or the other Loan Documents; (ii) Borrower's misapplication or misappropriation of (A) Rents received by Borrower,
(B) tenant security deposits or Rents collected in advance, or (C) insurance proceeds or condemnation awards; (iii) Borrower's failure to pay Taxes, Insurance Premiums, Other Charges (except to the extent that sums sufficient to pay such amounts have been deposited in escrow with Lender pursuant to the terms of this Security Instrument), charges for labor or materials or other charges that can create liens on the Property, provided that Borrower's liability under this clause (iii) shall not exceed an amount equal to the net operating income of the Property for the twelve (12) month period preceding the related failure to pay, less the amount of all Monthly Payments (as defined in the Note) and required reserve payments made by Borrower in accordance with the Note, this Security Instrument and the other Loan Documents during such twelve (12) month period; (iv) Borrower's failure to comply with the provisions of Sections 3.6,
3.10 or 5.9 of this Security Instrument; or (v) Borrower's or any other Indemnitor's failure to comply with the provisions of the Environmental Indemnity.

          13.4  RECOURSE.  Notwithstanding the foregoing, the agreement of
                --------
Lender not to pursue recourse liability as set forth in Section 13.1 above SHALL BECOME NULL AND VOID and shall be of no further force and effect (i) in the event of Borrower's default under Sections 4.1 or 8.2 of this Security Instrument; or (ii) if the Property or any part thereof shall become an asset in
(1) a voluntary bankruptcy or insolvency proceeding, or (2) an involuntary bankruptcy or insolvency proceeding (A) which is commenced by any party controlling, controlled by or under common control with Borrower (which shall include, but not be limited to any creditor or claimant acting in concert with Borrower or any the foregoing parties) (the "Borrowing Group") or (B) in which any member of the Borrowing Group objects to a motion by Lender for relief from any stay or injunction from the foreclosure of this Security Instrument or any other remedial action permitted hereunder or under the Note or the other Loan Documents or (iii) if a court competent jurisdiction holds that the granting, execution or delivery of the Security Instrument or any other Loan Document is or constitutes a fraudulent conveyance under any bankruptcy, insolvency or fraudulent conveyance law or is otherwise voidable under any such laws.

          13.5  BANKRUPTCY CLAIMS.  Nothing herein shall be deemed to be a
                -----------------
waiver of any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Note, this Security Instrument and the other Loan Documents.

                                  14 - NOTICES

          14.1  NOTICES.  All notices or other written communications hereunder
                -------
shall be deemed to have been properly given (i) upon delivery, if delivered in person, (ii) one (1) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Borrower:          SFHI, LLC
                         4336 Losee Road, #9
                         North Las Vegas, Nevada 89030
                         Attention:  Chief Financial Officer

With a copy to:          Schreeder, Wheeler & Flint, LLP
                         127 Peachtree Street, N.E.
                         Atlanta, Georgia 30303-1845
                         Attention:  Leo Rose, Esq.

If to Trustee:           Russell R. Reno, Jr.
                         1800 Mercantile Bank & Trust Building
                         2 Hopkins Plaza
                         Baltimore, Maryland 21201-2978

If to Lender:            Lehman Brothers Holdings Inc., d/b/a Lehman Capital,
                         a division of Lehman Brothers Holdings Inc.
                         Three World Financial Center, 200 Vesey Street
                         New York, New York 10285
                         Attention:  Kenneth Cohen

With a copy to:          Stroock & Stroock & Lavan LLP
                         180 Maiden Lane
                         New York, New York 10038-4982
                         Attention:  William Campbell, Esq.

or addressed as such party may from time to time designate by written notice to the other parties.

          Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

          For purposes of this Subsection, "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in New York, New York.

                              15 - APPLICABLE LAW

          15.1  CHOICE OF LAW. This Security Instrument shall be governed,
                -------------
construed, applied and enforced in accordance with the laws of the state in which the Property is located and the applicable laws of the United States of America.

          15.2  USURY LAWS. This Security Instrument and the Note are subject to
                ----------
the express condition that at no time shall Borrower be obligated or required to pay interest on the Debt at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Security Instrument or the Note, Borrower is at any time required or obligated to pay interest on the Debt at a rate in excess of such maximum rate, the rate of interest under the Security Instrument and the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

          15.3  PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and
                ------------------------------------
remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.

                             16 - SECONDARY MARKET

          16.1  TRANSFER OF LOAN. Lender may, at any time, sell, transfer or
                ----------------
assign the Note, this Security Instrument and the other Loan Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"). Lender may forward to each purchaser, transferee, assignee, servicer, participant, investor in such Securities or any rating agency (a "Rating Agency") rating such Securities (all of the foregoing entities collectively referred to as the "Investor") and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Debt and to Borrower, any Guarantor, any Indemnitor and the Property, whether furnished by Borrower, any Guarantor, any Indemnitor or otherwise, as Lender determines necessary or desirable. Borrower, any Guarantor and any Indemnitor agree to cooperate with Lender in connection with any transfer made or any Securities created pursuant to this Section, provided such cooperation does not require Borrower to incur any material cost or expense. Borrower shall also furnish and Borrower, any Guarantor and any Indemnitor consent to Lender furnishing to such Investors or such prospective Investors or Rating Agency any and all available information concerning the Property, the Leases, the financial condition of Borrower, any Guarantor and any Indemnitor as may be requested by Lender, any Investor or any prospective Investor or Rating Agency in connection with any sale, transfer or participation interest. In addition to any other obligations Borrower may have under this Section 16.1, Borrower shall (a) execute such amendments to the Loan Documents and Borrower's organizational documents as may be requested by the holder of the Note or any Investor to effect the assignment of the Note and the other Loan Documents and/or issuance of Securities including (i) bifurcating the Note into two or more notes and/or splitting this Security Instrument into two or more mortgages, deeds of trust or deeds to secure debt (as the case may be) of the same or different priorities or otherwise as determined by and acceptable to Lender or (ii) dividing the Note into multiple components corresponding to tranches of certificates to be issued in a Securitization each having a notional balance and an interest rate determined by Lender; provided, however, that Borrower shall not be required to modify or amend any Loan Document if the overall effect of such modification or amendment would (y) change the interest rate, the maturity or the amortization of principal set forth in the Note, or (z) modify or amend any other material economic term of the Note or the other Loan Documents and (b) at Borrower's expense, cause counsel to render opinions which may be relied upon by the holder of the Note and the Rating Agency as to non-consolidation or any other opinion customary in securitization transactions or which otherwise may be reasonably requested by any Rating

Agency with respect to the Property or Borrower and its affiliates, which counsel and opinions shall be reasonably satisfactory to the Investor.

                                  17 - COSTS

          17.1  PERFORMANCE AT BORROWER'S EXPENSE. Borrower acknowledges and
                ---------------------------------
confirms that Lender shall be entitled to impose certain reasonable administrative processing and/or commitment fees in connection with: (a) extensions, renewals, modifications, amendments and terminations of the Loan Documents requested by Borrower, and (b) the release or substitution of collateral for the Loan requested by Borrower, and that Lender shall be entitled to reimbursement for its reasonable out-of-pocket costs and expenses associated with its provision of consents, waivers and approvals under the Loan Documents (the occurrence of any of the above shall be called an "Event"). Borrower further acknowledges and confirms that it shall be responsible for the payment of all costs of reappraisal of the Property or any part thereof, which are required by law, regulation or any governmental or quasi-governmental authority. Borrower hereby acknowledges and agrees to pay, immediately, upon demand, all such reasonable fees, costs and expenses.

          17.2  ATTORNEY'S FEES FOR ENFORCEMENT. (a) Borrower shall pay all
                -------------------------------
reasonable legal fees incurred by Lender in connection with the preparation of the Note, this Security Instrument and the other Loan Documents, and (b) Borrower shall pay to Lender on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Lender in protecting its interest in the Property or in collecting any amount payable hereunder or in enforcing its rights hereunder with respect to the Property, whether or not any legal proceeding is commenced hereunder or thereunder and whether or not any default or Event of Default shall have occurred and is continuing, together with interest thereon at the Default Rate from the date paid or incurred by Lender until such expenses are paid by Borrower.

                               18 - DEFINITIONS

          18.1  GENERAL DEFINITIONS. Unless the context clearly indicates a
                -------------------
contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "Lender" shall mean "Lender, its servicer and any subsequent holder of the Note," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument," the word "person" shall include an individual, corporation, partnership, limited liability company, trust, unincorporated association, government, governmental authority, and any other entity, the word "Property" shall include any portion of the Property and any interest therein, and the phrases "attorneys' fees", "legal fees" and "counsel fees" shall include any and all reasonable attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder. The terms "include(s)" and "including" shall mean "include(s), without limitation" and "including, without limitation", respectively.

                         19 - MISCELLANEOUS PROVISIONS

          19.1  NO ORAL CHANGE. This Security Instrument, and any provisions
                --------------
hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

          19.2  LIABILITY. If Borrower consists of more than one person, the
                ---------
obligations and liabilities of each such person hereunder shall be joint and several. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

          19.3  INAPPLICABLE PROVISIONS. If any term, covenant or condition of
                -----------------------
the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Note and this Security Instrument shall be construed without such provision.

          19.4  HEADINGS, ETC. The headings and captions of various Sections of
                --------------
this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

          19.5  DUPLICATE ORIGINALS; COUNTERPARTS. This Security Instrument may
                ---------------------------------
be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Security Instrument may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Security Instrument. The failure of any party hereto to execute this Security Instrument, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

          19.6  NUMBER AND GENDER. Whenever the context may require, any
                -----------------
pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

          19.7  SUBROGATION. If any or all of the proceeds of the Note have been
                -----------
used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the payment and performance of the Obligations.

          19.8  ENTIRE AGREEMENT. The Note, this Security Instrument and the
                ----------------
other Loan Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the Debt and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect thereto. Borrower hereby acknowledges that, except as incorporated in writing in the Note, this Security Instrument and the other Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, this Security Instrument and the other Loan Documents.

          19.9  CONTEST OF CERTAIN CLAIMS. Notwithstanding anything to the
                -------------------------
contrary herein, Borrower shall not be in default for failure to pay or discharge Taxes, Other Charges or mechanic's or materialman's lien asserted against the Property if, and so long as, (a) Borrower shall have notified Lender of same within ten (10) days of obtaining knowledge thereof; (b) Borrower shall diligently and in good faith contest the same by appropriate legal proceedings which shall operate to prevent the enforcement or collection of the same and the sale of the Property or any party thereof, to satisfy the same; (c) Borrower shall have furnished to Lender a cash deposit, or an indemnity bond satisfactory to Lender with a surety satisfactory to Lender, in the amount of the Taxes, Other Charges or mechanic's or materialman's lien claim, plus a reasonable additional sum to pay all costs, interest and penalties that may be imposed or incurred in connection therewith, to assure payment of the matters under contest and to prevent any sale or forfeiture of the Property or any part thereof; provided, however, that if a cash deposit or indemnity bond must be deposited with a governmental authority or a court of competent jurisdiction to accomplish the purposes of clause (b) above with respect to mechanic's or materialmen liens (but not with respect to Taxes and Other Charges), Borrower shall not be required to make such deposit or deliver such bond to Lender if Borrower has made such deposit or delivered such bond to the appropriate governmental authority or court; (d) Borrower shall promptly upon final determination thereof pay the amount of any such Taxes, Other Charges or claim so determined, together with all costs, interest and penalties which may be payable in connection therewith; (e) the failure to pay the Taxes, Other Charges or mechanic's or materialman's lien claim does not constitute a default under any other deed of trust, mortgage or security interest covering or affecting any part of the Property; and (f) notwithstanding the foregoing, Borrower shall immediately upon request of Lender pay (and if Borrower shall fail so to do, Lender may, but shall not be required to, pay or cause to be discharged or bonded against) any such Taxes, Other Charges or claim notwithstanding such contest, if in the opinion of Lender, the Property or any part thereof or interest therein may be in danger of being sold, forfeited, foreclosed, terminated, canceled or lost. Lender may pay over any such cash deposit or part hereof to the claimant entitled thereto at any time when, in the judgment of Lender, the entitlement of such claimant is established.

          19.10  SUBSTITUTION OF TRUSTEE. Lender shall have, and is hereby
                 -----------------------
granted by Borrower with warranty of further assurances, the irrevocable power to appoint one or more persons or entities as a substitute Trustee hereunder, to be exercised at any time hereafter without specifying any reason therefor, by filing for record in the office where this Security Instrument is recorded a deed of appointment. Said power of appointment of one or more successor Trustees may be exercised as often and whenever Lender deems it advisable. The exercise of said power of appointment, no matter how often, shall not be an exhaustion thereof. Upon the recordation of such deed of appointment, the Trustee so appointed shall thereupon, without any further act or deed of conveyance, become fully vested with identically the same title and estate in and to the Property and with all the rights, powers, trusts and duties of their, his, hers or its predecessor in the trust hereunder with like effect as if originally named as Trustee. Whenever in this Security Instrument reference is made to Trustee, it shall be construed to mean each person or entity appointed as Trustee for the time being, whether original or successors or successor in trust. All title, estate, rights, powers, trusts and duties hereunder given or appertaining to or devolving upon Trustee shall be in each of the persons or entities appointed as Trustee so that any action hereunder or purporting to be hereunder of any one of the persons or entities appointed as Trustee shall for all purposes be considered to be, and as effective as, the action of Trustee.

          19.11  THE TRUSTEES FEES. Borrower shall pay all reasonable costs,
                 -----------------
fees and expenses incurred by the Trustee and the Trustees agents and counsel in connection with the performance by the Trustee of the Trustees duties hereunder and all costs, fees and expenses shall be secured by this Security Instrument.

          19.12  CERTAIN RIGHTS. With the approval of Lender, the Trustee shall
                 --------------
have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Lender) upon any matters arising hereunder, including the interpretation of the Note, this Security Instrument or the other Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his agents or attorneys, (iii) to select and employ, in and about the execution of his duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of the Trustee, and the Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by the Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for the Trustees gross negligence or bad faith, and (iv) any and all other lawful action as Lender may instruct the Trustee to take to protect or enforce Lender's rights hereunder. The Trustee shall not be personally liable in case of entry by the Trustee, or anyone entering by virtue of the powers herein granted to the Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. The Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting an action taken or proposed to be taken by the Trustee hereunder, believed by the Trustee in good faith to be genuine. The Trustee shall be entitled to reimbursement for actual expenses incurred by the Trustee in the performance of the Trustees duties hereunder and to reasonable compensation for such of the Trustees services hereunder as shall be rendered.

          19.13  RETENTION OF MONEY. All moneys received by the Trustee shall,
                 ------------------
until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and the Trustee shall be under no liability for interest on any moneys received by the Trustee hereunder.

          19.14  PERFECTION OF APPOINTMENT. Should any deed, conveyance, or
                 -------------------------
instrument of any nature be required from Borrower by any Trustee or substitute trustee to more fully and certainly vest in and confirm to the Trustee or substitute trustee such estates rights, powers, and duties, then, upon request by the Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Borrower.

          19.15  SUCCESSION INSTRUMENTS. Any substitute trustee appointed
                 ----------------------
pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as the Trustee herein; but nevertheless, upon the written request of Lender or of the substitute trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in the Trustees place.

          19.16  RELIANCE OF TRUSTEE. As to all matters concerning the existence
                 -------------------
of defaults hereunder and the amount of indebtedness subject to the Note and secured hereby, as well as similar or related matters, the Trustee is hereby authorized by Borrower to rely conclusively upon, without further inquiry, the affidavit of any officer of Lender.

                        20 - STATE SPECIFIC PROVISIONS

          20.1   MARYLAND PROVISIONS Notwithstanding anything to the contrary
                 -------------------
elsewhere in this Security Instrument: (a) Borrower in accordance with the applicable laws of the State of Maryland and applicable provisions of the Maryland Rules of Procedure, or of any other general or local law or rules or regulations of the State of Maryland relating to deeds of trust does hereby declare and assent following the occurrences to the passage of an order to sell the Property by the court having jurisdiction for the sale thereof and the Trustee appointed by such order of court shall have, subject to the terms of the court order, the same authority and power to sell on the terms and conditions herein set forth. This assent shall not be exhausted in the event the proceeding is dismissed before the indebtedness secured hereby is paid in full; (b) The proceeds of any sale made under or by virtue of this Security Instrument, together with any other sums which may then be held by Lender and/or the Trustee under this Security Instrument as part of the Property or the proceeds thereof (whether under the provisions of Article 10 or otherwise), shall be applied, to the extent permitted by law as follows: (i) to the payment of all reasonable expenses incident to the sale of the Property, including reasonable attorneys' fees and expenses and the payment of a reasonable and customary commission to the party making said sale, to be allowed out of the proceeds of sale as the court having jurisdiction may deem proper; and (ii) to the extent not covered by clause (i), in accordance with the provisions of Section 10.2 hereof. In the event any portion of the Property is advertised for sale and is not sold, the Trustee shall be entitled to a commission equal to 1/2 of the commission provided for in a foreclosure sale, to be calculated on the amount of the Debt then outstanding. The Trustee making the sale shall not be required to accept payment of the Debt unless accompanied by all reasonable expenses incident to the sale including the 1/2 commission; (c) Lender shall have, and is hereby granted by Borrower with warranty of further assurances, the irrevocable power to appoint one or more individuals as a substitute Trustee hereunder, to be exercised at any time hereafter without notice and without specifying any reason therefor, by filing for record in the office where this Security Instrument is recorded a Deed of Appointment, and said power of appointment of one or more individuals as successor Trustee may be exercised as often and whenever Lender deems it advisable. The exercise of said power of appointment, no matter how often, shall not be an exhaustion thereof. Upon the recordation of such Deed or Deeds of Appointment, the individual Trustee so appointed shall thereupon, without any further act or deed of conveyance, become fully vested with identically the same title and estate in and to the Property and with all the rights, powers, trusts and duties of their, his, hers or its predecessor in the trust hereunder with like effect as if originally named as Trustee. Whenever in this Security Instrument reference is made to Trustee, it shall be construed to mean each individual appointed as Trustee for the time being, whether original or successors or successor in trust. All title, estate, rights, powers, trusts and duties hereunder given or appertaining to or developing upon Trustee shall be in each of the individuals appointed as Trustee so that any action hereunder or purporting to be hereunder of any one of the individuals appointed as Trustee shall for all purposes be considered to be, and as effective as, the action of Trustee; (d) Borrower agrees to pay all reasonable fees, costs and expenses of the Trustee; and (e) the rights and remedies provided to lender and Trustee under this Article shall be in addition to any other rights and remedies of Lender and Trustee under this Security Instruments or the other Loan Documents provided that, in the event of a conflict between the terms and provisions of this Article and the provision of the other Loan Documents, the terms and provisions of this Article shall govern.

          20.2   CONFLICTING PROVISIONS. The provisions of this Article are
                 ----------------------
intended to supplement, and not limit, the other provisions of this Security Instrument; provided, however, that in the event the provisions of this Article
            -----------------
contradict any other provision of this Security Instrument, the provisions of this Article shall govern.

                          (Intentionally Left Blank)

          IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed by Borrower as of the day and year first above written.


                                        BORROWER:

                                        SFHI, LLC,
                                        a Delaware limited liability company

                                        By:  Santa Fe Hotel Inc.,
                                             its manager



                                        By: Paul W. Lowden
                                            --------------
                                        Name:  Paul W. Lowden
                                        Title:  Chairman of the Board

                                ACKNOWLEDGMENT


STATE OF MARYLAND

COUNTY OF MONTGOMERY

     I hereby certify on this ___ day of ______________, 2001 before me, the undersigned, a notary public in and for the State and County aforesaid, personally appeared __________________, the ____________ of Sante Fe Hotel Inc., the managing member of SFHI, LLC, the party who executed the foregoing instrument, and acknowledged that he executed the same, on behalf of SFHI, LLC, for the purposes contained therein.

     Witness my hand and official seal.

     ___________________________
     NOTARY PUBLIC

     My commission expires:

                                   EXHIBIT A
                                   ---------

                             PROPERTY DESCRIPTION

     Lot 1, Block B, GE TECHNOLOGY PARK, a Resubdivision of Parcel B, Quince Orchard National Geographic Society Property, as shown on plat recorded among the land records of Montgomery County, Maryland, in Plat Book 193, plats 21041.

     Saving and excepting that part of Lot 1, Block B, containing 7133 square feet of land that was conveyed to the Sate of Maryland by deed dated April 8, 1999 and recorded among the aforesaid land records in Liber 17015, folio 624

                                   EXHIBIT B

                             RESERVE REQUIREMENTS"

     1.   Defined Terms.
          -------------

          All capitalized terms used herein and not defined in this Security Instrument shall have the meanings set forth in Section 7 of this Exhibit B. To the extent any Reserve Deposit or the term "Landlord Obligations" is assigned the meaning "none" in the Reserve Letter, the provisions set forth in this Exhibit B specifically relating to the making or application of such Reserve Deposits or the term "Landlord Obligations" shall be disregarded.

     2.   Reserve Deposits.
          ----------------

          (a) Concurrently with the execution of this Security Instrument, Borrower shall deposit with Lender the Deferred Maintenance Deposit. The Deferred Maintenance Deposit shall be applied as provided in Section 4.1 of this Exhibit B.

          (b) Commencing on the first date that a regularly scheduled payment of principal or interest is due under the Note, and continuing on the first day of each consecutive month thereafter, Borrower shall be required to make a Monthly Deposit.

          (c) Lender shall deposit each Monthly Deposit, as received, in an escrow account (the "Reserve").

          (d) Lender shall maintain a record of all deposits into and withdrawals from the Reserve.

          (e) No interest shall be paid on the Deferred Maintenance Deposit. Provided Borrower pays the account fees set forth below, the Reserve shall be held in an interest bearing account. Lender shall have no responsibility or liability for the amount of interest earned on the Reserve. All interest earned on funds in the Reserve shall be added to and become part of the Reserve subject to Lender's rights pursuant to the terms of this Security Instrument. In order for the Reserve to bear interest, Borrower shall be required to pay the following fees: a one-time set-up fee on the date hereof of $50 and an additional fee of $100 on January 2 of each calendar year after the date hereof.

     3.   Disbursements.
          -------------

          (a) Provided no Event of Default exists, Lender shall make disbursements of funds available in the Reserve to reimburse Borrower for Replacements and Landlord Obligations.

          (b) Lender shall, upon written request from Borrower and satisfaction of the requirements set forth in this Section 3, disburse to Borrower amounts from the Reserve necessary to reimburse Borrower for the actual costs of (i) any work relating to Replacements ("Work") or (ii) any costs incurred with respect to Landlord Obligations.

          (c) Each request for disbursement from the Reserve shall be in a form specified or approved by Lender, and shall be accompanied by evidence of the satisfactory completion of the Work or performance of the Landlord Obligations, as the case may be, and such bills, invoices and other evidence of the incurrence of the related costs and expenses as Lender may reasonably request.

          (d) Borrower shall not make a request for disbursement from the Reserve more frequently than twice in any calendar quarter. The first four (4) disbursements made from the Reserve in any calendar year shall be made at no cost or expense to Borrower. Any disbursements in excess of four in any calendar year shall be made at the cost of $150 per disbursement, payable in advance of Borrower.

          (e) Borrower shall not make a request for disbursement from the Reserve in an amount less than the lesser of (i) $5,000, and (ii) the total cost of the Replacement or Landlord Obligations, as the case may be for which the disbursement is requested.

     4.   Performance of Replacements.
          ---------------------------

          4.1.  Deferred Maintenance.  Notwithstanding anything contained herein
                --------------------
to the contrary, Borrower agrees to perform all of the Scheduled Repairs within sixty (60) days after the date hereof or such other period of time, if any, set forth in the Reserve Letter. The Deferred Maintenance Deposit shall be used solely for the payment of the actual costs of the Scheduled Repairs. Upon completion of the Scheduled Repairs in accordance with the requirements hereof, the portion of the Deferred Maintenance Deposit remaining undisbursed, if any, shall be disbursed to Borrower. All conditions, covenants and agreements set forth herein with respect to a disbursement from the Replacement Account shall apply to the disbursements from the Deferred Maintenance Deposit.

          4.2.  Entry Onto Property: Inspections.  Lender may inspect the
                --------------------------------
Property in connection with any Work prior to disbursing funds from the Reserve with respect thereto. In connection with any Work that is (i) a structural repair or improvement, (ii) a replacement or repair of a major component or element of any part of the Property or (iii) Scheduled Repairs, Lender may require, at Borrower's expense, one or more inspections and/or certificates of completion by an appropriate independent, qualified professional (e.g., architect, engineer, consultant) approved by Lender. In addition to Lender's costs and expenses in connection with any such inspection, Borrower shall pay Lender an inspection fee in the amount of $500, provided, however, that Lender shall not require Borrower to pay an inspection fee for any Work performed at an actual cost of $10,000 or less.

     5.   Borrower's Records. Borrower shall furnish such financial statements,
          ------------------
invoices, records, papers and documents relating to the Property as Lender may reasonably require from time to time to make the determinations permitted or required to be made by Lender with respect to disbursements of the Deferred Maintenance Deposit and/or the Reserve.

     6.   Temporary Deferral of Monthly Deposits. Lender may approve a temporary
          --------------------------------------
deferral or a reduction in the amount of the Monthly Deposit; provided, however, that if Lender approves either a temporary deferral or reduction in the amount of the Monthly Deposit, such action by Lender shall not prevent Lender from requiring Borrower to resume payment of the Monthly Deposits on any date that Lender may deem appropriate.

     7.   Certain Defined Terms.  The following terms shall have the meanings
          ---------------------
assigned to them below:

          (a) "Deferred Maintenance Deposit" means the Deferred Maintenance Deposit set forth in the Reserve Letter, if any.

          (b) "Landlord Obligations" means those obligations of the landlord under the Net Lease specified in the Reserve Letter, if any.

          (c) "Monthly Deposit" means the Monthly Deposit set forth in the Reserve Letter.

          (d) "Replacements" means the costs of any repairs, improvements, equipment, alterations, additions, changes, replacements and other items which are required to be performed by Borrower under the Net Lease.

          (e) "Reserve Deposits" shall mean the Deferred Maintenance Deposit and the Monthly Deposit.

          (f) "Reserve Letter" means a letter from Borrower to Lender of even date herewith confirming the amount of the Monthly Deposit, the Scheduled Repairs, if any, and the Specified Landlord Obligations, if any.

          (g) "Scheduled Repairs" means the Scheduled Repairs described in the Reserve Letter, if any.

                                      38